            As filed with the Securities and Exchange Commission on
                                 March 1, 1996
                                                       '33 Act File No. 33-66786
                                                       '40 Act File No. 811-7924

     ____________________________________________________________________
     ____________________________________________________________________

                      SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C. 20549

                                   FORM N-4
         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1993  [ ]

                      Pre-Effective Amendment No.  _______        [ ]

                      Post-Effective Amendment No. ___5___        [X]


         REGISTRATION STATEMENT UNDER THE INVESTMENT ACT OF 1940  [ ]

                          Amendment No. ___7___                   [X]



                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                         LINCOLN BENEFIT LIFE COMPANY
                                   Depositor

                             206 South 13th Street
                           Lincoln, Nebraska  68508


                                    _______

                                  JOHN MORRIS
                         Lincoln Benefit Life Company
                             206 South 13th Street
                           Lincoln, Nebraska  68508

Approximate Date of Proposed Public Offering: As soon as practicable after effective date.

     It is proposed that this filing will become effective:

     ___  immediately upon filing pursuant to paragraph (b) of Rule 485
     ___  on (date) pursuant to paragraph (b) of Rule 485
     ___ 60 days after filing pursuant to paragraph (a) of Rule 485 _X_ on (May 1, 1996) pursuant to paragraph (a) of Rule 485

Pursuant to Rule 24f-2 under the Investment Company Act of 1940, the Registrant has registered an indefinite amount of securities under the Securities Act of 1933. A 24f-2 notice for the fiscal year ending December 31, 1995 was filed on February 29, 1996.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                             CROSS REFERENCE SHEET


ITEM NUMBER IN FORM N-4                           CAPTION
-----------------------                           -------
                              PART A - PROSPECTUS
                              -------------------
 1.   Cover Page................................. Cover Page

 2.   Definitions................................ Definitions

 3.   Synopsis................................... Questions & Answers About the Contract

 4.   Condensed Financial Information............ Condensed Financial Information

 5.   General Description of Registrant,
        Depositor & Portfolio Companies.......... Description of Lincoln Benefit Life
                                                  Company & the Separate Account;
                                                  Separate Account Investments

 6.   Deductions................................. Contract Charges

 7.   General Description of Variable............ Description of the Contracts; Annuity
                                                  Period; Purchases, Withdrawals &
                                                  Contract Value; Administration

 8.   Annuity Period............................. Annuity Period

 9.   Death Benefit.............................. Description of the Contracts; Annuity
                                                  Period

10.   Purchases & Contract Value................. Purchases, Withdrawals & Contract Value

11.   Redemptions................................ Questions & Answers About the Contract;
                                                  Purchases, Withdrawals & Contract Value

12.   Taxes...................................... Taxes

13.   Legal Proceedings.......................... Legal Proceedings

14.   Table of Contents of the Statement
        of Additional Information................ Additional Information about the
                                                  Separate Account

                 PART B - STATEMENT OF ADDITIONAL INFORMATION
                 --------------------------------------------

Certain information required in Part B of the Registration Statement has been included within the Prospectus forming part of this Registration Statement; the following cross-references suffixed with ("P") are made by reference to the captions in the Prospectus:

ITEM NUMBER IN FORM N-4                           CAPTION
-----------------------                           -------
15.   Cover Page................................. Cover Page

16.   Table of Contents.......................... Table of Contents

17.   General Information & History.............. Description of Lincoln Benefit Life
                                                  Company & the Separate Account(P);
                                                  Separate Account Investments(P)

18.   Services................................... Contract Charges(P); Custodian(P);
                                                  Financial Statements

19.   Purchase of Securities Being Offered....... Purchases, Withdrawals & Contract
                                                  Value(P); Contract Charges(P)

20.   Underwriters............................... Distribution of Contracts

21.   Calculation of Performance Data............ Separate Account Performance

22.   Annuity Payments........................... The Contract

23.   Financial Statements....................... Financial Statements

                                    PART C
                                    ------

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

                                FLEXIBLE PREMIUM
                                   INDIVIDUAL
                      DEFERRED VARIABLE ANNUITY CONTRACTS
                                   ISSUED BY
                          LINCOLN BENEFIT LIFE COMPANY
                               IN CONNECTION WITH
                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT
            STREET ADDRESS: 206 SOUTH 13TH ST., LINCOLN, NE 68508
           MAILING ADDRESS: P. O. BOX 82532, LINCOLN, NE 68501-2532
                        TELEPHONE NUMBER: 1-800-865-5237

This prospectus describes a Flexible Premium Individual Deferred Variable Annuity Contract ("Contract") offered by Lincoln Benefit Life Company ("Company"). The Contract is a deferred annuity designed to aid you in long-term financial planning. It is offered to you on either a tax qualified or non-tax qualified basis.

The Company is a wholly owned subsidiary of Allstate Life Insurance Company. Contract values will be allocated to the Lincoln Benefit Life Variable Annuity Account ("Separate Account") and/or the Fixed Account, discussed further on pages 9 and 11. The Separate Account has a series of subaccounts which currently invest in shares of these mutual funds:

JANUS ASPEN SERIES: Flexible Income Portfolio; Balanced Portfolio; Growth Portfolio; Aggressive Growth Portfolio; Worldwide Growth Portfolio

FIDELITY'S VARIABLE INSURANCE PRODUCTS FUND: Money Market Portfolio; Equity-Income Portfolio; Growth Portfolio; Overseas Portfolio


FIDELITY'S VARIABLE INSURANCE PRODUCTS FUND II: Asset Manager Portfolio; Contrafund

IAI RETIREMENT FUNDS, INC.: IAI Regional Portfolio; IAI Balanced Portfolio; IAI Reserve Portfolio


FEDERATED INSURANCE MANAGEMENT SERIES: Federated Utility Fund II; Federated Fund for U.S. Government Securities II; Federated High Income Bond Fund II

SCUDDER VARIABLE LIFE INVESTMENT FUND: Bond Portfolio; Balanced Portfolio

Other investment options may be made available in the future.

A Contract may not be issued to a prospective Contract Owner if either you or the Annuitant has attained age 81 prior to the time the application is received by the Company.

This prospectus sets forth the information you ought to know before investing. You should read it and keep it for future reference.

A Statement of Additional Information, which has the same date as this Prospectus, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. You can obtain a free copy of it from us by writing us or calling us at the telephone number given above. The Table of Contents of the Statement of Additional Information appears on page 23 of this prospectus.

This prospectus is valid only when accompanied or preceded by current prospectuses for the Janus Aspen Series; the Fidelity's Variable Insurance Products Fund and Variable Insurance Products Fund II; the IAI Retirement Funds, Inc.; the Federated Insurance Management Series; and the Scudder Variable Life Investment Fund.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PLEASE READ THIS PROSPECTUS CAREFULLY AND RETAIN IT FOR YOUR FUTURE REFERENCE.


                  THE DATE OF THIS PROSPECTUS IS MAY 1, 1996.

                               TABLE OF CONTENTS


Definitions..................................................  3
Questions and Answers About the Contract.....................  4
Fee Tables...................................................  6
Examples.....................................................  7
Explanation of Fee Tables and Examples.......................  8
Condensed Financial Information..............................  8
Description of Lincoln Benefit Life Company and
  the Investment Options.....................................  9
     Lincoln Benefit Life Company............................  9
     Separate Account........................................  9
Separate Account Investments.................................  9
     The Portfolios..........................................  9
     Voting Rights........................................... 11
     Substitution of Securities.............................. 11
The Fixed Account............................................ 11
Contract Charges............................................. 12
     Mortality and Expense Risk Charge....................... 12
     Administrative Charges.................................. 12
          Contract Administration Charge..................... 12
          Administrative Expense Charge...................... 12
          Transfer Fee....................................... 12
     Sales Charges........................................... 12
          Withdrawal Charge.................................. 12
          Free Withdrawal.................................... 13
          Waiver of Withdrawal Charge for
            Certain Qualified Plan
            Withdrawals...................................... 14
     Premium Taxes........................................... 14
     Deduction for Separate Account
       Income Taxes.......................................... 14
     Other Expenses.......................................... 14
Description of the Contracts................................. 14
     Summary................................................. 14
     Contract Owner.......................................... 14
     Annuitant............................................... 14
     Modification of the Contract............................ 14
     Assignment.............................................. 14
     Death Benefit........................................... 15
     Beneficiary............................................. 15
     Voting Rights of Contract Owners........................ 15
Purchases, Withdrawals and Contract Value.................... 15
     Minimum Purchase Payment................................ 15
     Automatic Payment Plan.................................. 15
     Automatic Dollar Cost Averaging
       Program............................................... 15
     Portfolio Rebalancing................................... 16
     Contract Value.......................................... 16
     Separate Account Accumulation
       Unit Value............................................ 16
     Allocation of Purchase Payments......................... 16
     Large Case Credit....................................... 17
     Transfer During
       Accumulation Period................................... 17
     Transfers Authorized by Telephone....................... 17
     Contract Loans for 401(a), 401(k),
       and 403(b) Contracts.................................. 18
     Withdrawals (Redemptions)............................... 18
     Systematic Withdrawal Program........................... 19
     ERISA Plans............................................. 19
     Minimum Contract Value.................................. 19
Annuity Period............................................... 19
     Annuity Date............................................ 19
     Deferment of Payments................................... 20
     Annuity Options......................................... 20
     Other Options........................................... 20
     Death Benefit During Annuity Period..................... 20
     Variable Annuity Payments............................... 20
Administration............................................... 21
Taxes........................................................ 21
     General................................................. 21
     Withholding Tax on Distributions........................ 22
     Tax Treatment of Assignments............................ 22
     Tax Treatment of Withdrawals............................ 22
          Qualified Plans.................................... 22
          Non-Qualified Plans................................ 22
Distribution of Contracts.................................... 23
Legal Proceedings............................................ 23
Legal Matters................................................ 23
Registration Statement....................................... 23
Financial Statements......................................... 23
Additional Information About
  the Separate Account....................................... 23
Table of Contents of Statement of
  Additional Information..................................... 23
Appendix--Portfolios and Performance Data.................... 23


--------------------------------------------------------------------------------
THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. THE COMPANY DOES NOT AUTHORIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS.
-------------------------------------------------------------------------------

                                  DEFINITIONS

The following terms, as used in this prospectus, have the indicated meanings:

ACCUMULATION PERIOD - The period between the Issue Date and the Annuity Date, the build-up phase under the Contract.

ACCUMULATION UNIT - A unit of measurement which we use to calculate Contract Value.

ANNUITANT - The natural person on whose life the annuity benefits under a Contract are based.

ANNUITIZATION - The process by which you convert from the Accumulation Period to the Annuity Period. Upon Annuitization, the Contract is converted from the build-up phase to the phase during which you or other payee(s) receive periodic annuity payments.

ANNUITY DATE - The date on which annuity payments are to begin.

ANNUITY PERIOD - The period starting on the Annuity Date, the payout phase under the Contract.

ANNUITY UNIT - A unit of measurement which we use to calculate the amount of Variable Annuity payments.

BENEFICIARY(IES) - The person(s) designated to receive any death benefits under the Contract.

CODE - The Internal Revenue Code.

COMPANY ("WE," "US," "OUR," "LINCOLN BENEFIT LIFE") - Lincoln Benefit Life Company.

CONTRACT ANNIVERSARY - The anniversary of the Issue Date in subsequent years.

CONTRACT OWNER ("YOU") - The person(s) having the privileges of ownership defined in the Contract. Such privileges may be restricted by a retirement plan pursuant to which the Contract is issued.

CONTRACT VALUE - The sum of the values of your interests in the Subaccounts of the Separate Account and the Fixed Account.

CONTRACT YEAR - A twelve-month period beginning on the Issue Date or any Contract Anniversary.

CONTRIBUTION YEAR - A twelve-month period beginning on the date a Purchase Payment is applied to a Subaccount, or any anniversary of that date.

DUE PROOF OF DEATH - (1) A certified original copy of the Death Certificate; or
(2) a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or (3) a written statement by a medical doctor who attended the deceased at the time of death; or (4) any other proof satisfactory to the Company.

FIXED ACCOUNT - The portion of the Contract Value invested in our general account.

FIXED ANNUITY - A series of payments made during the Annuity Period to a payee under a Contract that are fixed in amount.

ISSUE DATE - The date when the Contract becomes effective if the annuitant is then living and the initial Purchase Payment has been paid.

LATEST ANNUITY DATE - The tenth day of the month following the Annuitant's 90th birthday. In the case of Contracts issued in connection with Qualified Plans, the Code generally requires that a minimum distribution is taken by April 1 of the calendar year following the calendar year in which you attain age 70 1/2. Accordingly, if you are in a Qualified Plan, we may require you to annuitize by such date unless you demonstrate that the minimum distribution is otherwise being made.

LOAN ACCOUNT - An account established for amounts transferred from the Subaccounts or the Fixed Account as security for outstanding Contract loans.

NET INVESTMENT FACTOR - The factor for a particular Subaccount used to determine the value of an Accumulation Unit and Annuity Unit in any Valuation Period.

NON-QUALIFIED PLAN - A retirement plan which does not receive special tax treatment under Sections 401, 403(b), 408 or 457 of the Internal Revenue Code.

PORTFOLIO(S) - The underlying mutual fund(s) (or investment series thereof) in which the Subaccounts invest.

PURCHASE PAYMENTS - Amounts paid to us as premium for the Contract by you or on your behalf.

QUALIFIED PLAN - A retirement plan which receives special tax treatment under Sections 401, 403(b), 408 or a state and local government or other Tax Exempt Organization Deferred Compensation Plan under Section 457 of the Internal Revenue Code.

SEPARATE ACCOUNT - A segregated investment account of the Company entitled Lincoln Benefit Life Variable Annuity Account.

SUBACCOUNT - A subdivision of the Separate Account invested wholly in shares of one of the Portfolios.

SURRENDER VALUE -The amount paid upon surrender of the Contract, equal to the Contract Value less any applicable premium tax charges, withdrawal charges and the Contract Administration Charge.

VALUATION DATE - Each day the New York Stock Exchange is open for business.

VALUATION PERIOD - The period commencing at the close of normal trading on the New York Stock Exchange ("NYSE") (currently 4:00 p.m. Eastern time) on each Valuation Date and ending at the close of the NYSE on the next succeeding Valuation Date.

VARIABLE ANNUITY - A series of payments made during the Annuity Period to a payee under a Contract which vary in amount in accordance with the investment experience of the Subaccounts to which Contract Values have been allocated.

WITHDRAWAL CHARGE - The contingent deferred sales charge assessed against certain withdrawals.

                              QUESTIONS & ANSWERS
                               ABOUT THE CONTRACT

The following is a compilation of answers to selected questions that you might have about some of the most important features of the Contract. The remainder of the prospectus, which follows immediately afterwards, contains a more complete discussion of these and other matters.

1. WHAT IS THE PURPOSE OF THE CONTRACT?

This Contract is designed for tax deferred retirement investing. Contract Values accumulate based on the experience of the underlying funds and the Fixed Account. You may receive annuity payments on a fixed or variable basis. The Contract is available for non-qualified or qualified plans. You can allocate Purchase Payments to the Fixed Account or to any of the Subaccounts of the Separate Account, each of which will invest in a mutual fund or separate investment Portfolio thereof. You bear the entire investment risk during the Accumulation Period on amounts allocated to the Separate Account. You will also bear the entire investment risk during the Annuity Period if you choose to receive annuity payments on a variable basis.

2. IN WHICH MUTUAL FUNDS DOES THE SEPARATE ACCOUNT INVEST?

The Separate Account currently invests exclusively in shares of these mutual funds:


       Fund       Portfolio(s)
       ----       ------------
Janus Aspen Series         Flexible Income Portfolio
                           Balanced Portfolio
                           Growth Portfolio
                           Aggressive Growth Portfolio
                           Worldwide Growth Portfolio
------------------------------------------------------------
Fidelity's Variable        Money Market Portfolio
Insurance                  Equity-Income Portfolio
Products Fund              Growth Portfolio
                           Overseas Portfolio
------------------------------------------------------------
Fidelity's Variable        Asset Manager Portfolio
Insurance                  Contrafund Portfolio
Products Fund II
------------------------------------------------------------
IAI Retirement             IAI Regional Portfolio
Funds, Inc.                IAI Balanced Portfolio
                           IAI Reserve Portfolio
------------------------------------------------------------
Federated Insurance        Federated Utility Fund II
Management Series          Federated U.S. Government Securities II
                           Federated High Income Bond Fund II
------------------------------------------------------------
Scudder Variable Life      Bond Portfolio Class A
Investment Fund            Balanced Portfolio Class A
------------------------------------------------------------

The assets of each Portfolio are held separately from the other Portfolios and each has distinct investment objectives and policies which are described in the accompanying prospectuses for the funds.

3. HOW DO I BUY A CONTRACT?

You must pay at least $1,200 during the first Contract Year. Subsequent Purchase Payments must be $100 ($25 under an automatic payment plan (see page
15)). We may lower these minimums at our sole discretion. A Contract may not be issued if either you or the Annuitant has attained age 81 before we receive your application.

4. HOW IS MY PURCHASE PAYMENT ALLOCATED?

You allocate your Purchase Payment among the Subaccounts and the Fixed Account in states where it is available when you apply for the Contract. Percentages must be in whole numbers and the total allocation must equal 100%. When you make subsequent Purchase Payments, you should again specify how you want your payments allocated. If you do not, we will automatically allocate the payment based on the then current Purchase Payment allocation (see page 16).

5. CAN I TRANSFER MY CONTRACT VALUES AMONG SUBACCOUNTS AND THE FIXED ACCOUNT?

Yes, during the Accumulation Period. You may transfer Contract Values by written request or telephone authorization. No such transfers are permitted after the Annuity Date. There are additional transfer restrictions for the Fixed Account. (See page 17).

You may also want to take advantage of our automatic dollar cost averaging program. Under this program, your values are automatically transferred from the Fixed Account or a Subaccount of your choosing to up to eight options, including other Subaccounts or the Fixed Account, at regular intervals. Transfers may be made monthly, quarterly, or annually. (See "Automatic Dollar Cost Averaging Program" page 15.)

6. HOW CAN I WITHDRAW MY FUNDS?

All or part of the Contract Value may be withdrawn before the Annuity Date, the owner's death, or if the owner is not a natural person, the Annuitant's death. Each year, free of charge, you may withdraw the greater of 10% of new Purchase Payments (Purchase Payments made less than seven years before the withdrawal date) or earnings not previously withdrawn. You may also withdraw free of charge any old Purchase Payments (Purchase Payments made more than seven years before the withdrawal date) not previously withdrawn. The withdrawal charge may be waived under the terms of our confinement waiver benefit. (This benefit is not available in all states.) (See "Free Withdrawal" page 13.)

Other withdrawals may be subject to a withdrawal charge, which is a contingent deferred sales charge. The withdrawal charge will vary depending on the year the Purchase Payment(s) and withdrawals are made. (See "Withdrawal Charge" page 12.) Additional restrictions may apply to Contracts issued in connection with Qualified Plans (see "Taxes" page 21).

7. WHAT ARE MY CONTRACT CHARGES AND DEDUCTIONS?


Charges against the Separate Account consist of an annual mortality and expense risk charge of 1.25% of net asset value and an annual administrative expense charge of 0.15% of net asset value. These charges are assessed on a daily basis during both the Accumulation Period and Annuity Period. An annual contract administration charge of $25 is assessed during the Accumulation Period only. We cannot increase the amount of these charges. A transfer fee of $25 may be assessed after the first transfer in each calendar month. We currently are waiving this fee. Any applicable premium taxes are deducted from the Contract Value upon surrender, death, or annuitization. Premium taxes generally range from 0% to 3.5%. Finally, the withdrawal charge, a contingent deferred sales load, is referenced above. (See "Contract Charges" page 12.)

8. WHAT IS THE DEATH BENEFIT?

The death benefit is payable while the Contract is in force and before the Annuity Date if the Contract Owner dies, or the Annuitant dies and the Contract Owner is not a natural person. We must receive Due Proof of Death.

The death benefit is the greater of 1) all Purchase Payments less prior withdrawals accumulated at 4% per year prior to the Contract Anniversary next following your 75th birthday and at 0% per year thereafter (the "floor value" calculation) or 2) the Contract Value less any premium tax. If the Contract Value exceeds the floor value on the seventh Contract Anniversary, the floor value will be raised to the level of the Contract Value. In such event, floor values for years 8 and beyond will be calculated using the "stepped up" value on the seventh anniversary.

9. CAN I RETURN THIS CONTRACT AFTER IT HAS BEEN DELIVERED?

You may return the Contract to us within 10 days (or longer period if required by state law) after you receive it by delivering or mailing it to us. If the Contract is returned, it will be terminated and, unless otherwise required by state law, we will pay an amount equal to the Contract Value on the date we receive the Contract. The Contract Value may be more or less than the Purchase Payments made. Since state laws differ as to the consequences of returning a Contract, you should refer to your Contract for information about your circumstances.

FEE TABLES

CONTRACT OWNER TRANSACTION EXPENSES

Contingent Deferred Sales Charge-Withdrawal Charge (as a percentage of Purchase Payments)

Contribution    Applicable   Contribution  Applicable
Year              Charge         Year        Charge
--------------  -----------  ------------  -----------
  1-2                    7%             6           3%
  3                      6%             7           2%
  4                      5%            8+           0%
  5                      4%


Annual Contract Administration
Charge.....................................................    $25.00

Transfer Fee (Applies solely to the second and subsequent transfers within a calendar month. We are currently waiving the transfer
fee).......................................................    $25.00

SEPARATE ACCOUNT EXPENSES (AS A PERCENTAGE OF DAILY NET ASSET VALUE DEDUCTED FROM EACH OF
THE SUBACCOUNTS OF THE SEPARATE ACCOUNT)

     Mortality Risk Charge            0.85%
     Expense Risk Charge              0.40%
     Administrative Expense Charge    0.15%
                                      ----

     Total Separate Account Annual Expenses       1.40%

PORTFOLIO COMPANY ANNUAL EXPENSES (AS A PERCENTAGE OF PORTFOLIO AVERAGE NET ASSETS)


JANUS ASPEN                     Flexible     Aggressive                 Worldwide
SERIES:                          Income       Balanced*      Growth*     Growth*    Growth*
                              ------------  -------------  -----------  ----------  --------
   Management:                       0.65%          0.82%        0.75%       0.65%     0.68%
   Other:                            0.42%          0.55%        0.11%       0.13%     0.22%
                                    -----          -----         ----   ---------   -------
   Total:                            1.07%          1.37%        0.86%       0.78%     0.90%

FIDELITY'S VARIABLE           Money         Equity
INSURANCE PRODUCTS FUND       Market        Income         Growth       Overseas
                              -----------   ------------   ----------   ---------
   Management:                       0.24%          0.51%        0.61%       0.76%
   Other:                            0.09%          0.10%        0.09%       0.15%
                                    -----          -----         ----   ---------
   Total:                            0.33%          0.61%        0.70%       0.91%

FIDELITY'S VARIABLE           Asset
INSURANCE PRODUCTS FUND II    Manager**     Contrafund**
                              -----------   ------------
   Management:                       0.71%          0.61%
   Other:                            0.08%          0.11%
                                    -----          -----
   Total:                            0.79%          0.72%

IAI RETIREMENT FUNDS,         IAI           IAI            IAI
INC.:                         Regional***   Balanced***    Reserve***
                              -----------   ------------   ----------
   Management:                       0.65%          0.65%        0.45%
   Other:                            0.60%          0.60%        0.40%
                                    -----          -----         ----
   Total:                            1.25%          1.25%        0.85%

FEDERATED INSURANCE           U.S. Gov't    High Income
MANAGEMENT SERIES:            Utility+      Securities+    Bond
                              -----------   ------------   ----------
   Management:                       0.00%          0.00%        0.00%
   Other:                            0.85%          0.80%        0.80%
                                    -----          -----         ----
   Total:                            0.85%          0.80%        0.80%

SCUDDER VARIABLE
LIFE INVESTMENT FUND          Bond          Balanced
                              -----------   ------------
   Management:                      0.475%         0.475%
   Other:                           0.105%         0.275%
                                    -----          -----
   Total:                            0.58%          0.75%



* The expense figures shown are net of certain expense waivers from Janus Capital Corporation. Without such waivers, Management Fees, Other Expenses, and Total Portfolio Annual Expnses for the Portfolios for the fiscal year ended December 31, 1995, were: 1.00%, 0.55% and 1.55%, respectively, for Balanced Portfolio; 0.82%, 0.11% and 0.93%, respectively, for Aggressive Growth Portfolio; 0.85%, 0.13% and 0.98%, respectively, for Growth Portfolio; 0.87%, 0.22% and 1.09%, respectively, for Worldwide Growth Portfolio.


** A portion of the brokerage commissions the fund paid was used to reduce its expenses. Without this reduction total operating expenses would have been (for Asset Manager - 0.81% and for Contrafund -0.73%).


*** The expense figures shown are net of expense reimbursements from Investment Advisers, Inc. Wihtout such reimbursements, Management Fees and Total Portfolio Expenses for the Portfolios are estimated as follows: 0.65% and 1.64% for Regional Portfolio, 0.65% and 5.29% for Balanced Portfolio, and 0.45% and 2.62% for Reserve Portfolio.


+ The expense figures shown reflect the voluntary waiver of all or a portion of the Management Fee. The maximum Management Fees for the indicated Portfolios and the Total Portfolio Expenses absent the volunary waiver are as follows: 0.75% and 1.60%, respectively, for the Utility Fund II; 0.60% and 1.40%, respectively, for the U.S. Government Securities II; and 0.60% and 1.40%, respectively, for the High Income Bond Fund.

EXAMPLES

IF YOU SURRENDER YOUR CONTRACT AT THE END OF THE PERIOD YOU WOULD PAY THE FOLLOWING EXPENSES ON A $1,000 INVESTMENT IN EACH INDICATED SUBACCOUNT ASSUMING 5% ANNUAL RETURN ON ASSETS:


                              Janus                         Janus       Janus     Fidelity  Fidelity
                             Flexible   Janus     Janus  Aggressive   Worldwide     Money    Equity-  Fidelity  Fidelity   Fidelity
                              Income   Balanced  Growth    Growth      Growth      Market    Income    Growth   Overseas  Contrafund

                             --------  --------  -------  ---------  -----------  ---------  -------  --------  --------  ----------
1 year                           $ 91      $ 94     $ 88       $ 89         $ 89       $ 84     $ 86      $ 87      $ 89        $ 88

3 years                           139       147      130        133          134        117      126       128       134         129

5 years                           177       191      162        166          168        139      153       158       169         159

10 years                          291       320      261        270          274        214      244       253       275         255


                                                                                  Federated
                   Fidelity                                          Federated    High
                   Asset     IAI       IAI       IAI      Federated  U.S.         Income     Scudder  Scudder
                   Manager   Regional  Balanced  Reserve  Utility    Securities   Bond       Bond     Balanced
                   --------  --------  --------  -------  ---------  -----------  ---------  -------  --------
1 year                 $ 88      $ 92      $ 92     $ 89       $ 89         $ 88       $ 88     $ 86      $ 88
3 years                 131       144       144      132        132          131        131      125       130
5 years                 162       186       186      165        165          163        163      152       160
10 years                262       308       308      268        268          263        263      241       255


IF YOU ANNUITIZE* AT THE END OF THE PERIOD YOU WOULD PAY THE FOLLOWING EXPENSES ON A $1,000 INVESTMENT IN EACH INDICATED SUBACCOUNT ASSUMING 5% ANNUAL RETURN ON
ASSETS:


                              Janus                         Janus       Janus     Fidelity  Fidelity
                            Flexible    Janus     Janus  Aggressive   Worldwide    Money     Equity-  Fidelity  Fidelity   Fidelity
                             Income    Balanced  Growth    Growth      Growth      Market    Income    Growth   Overseas  Contrafund
                            ---------  --------  -------  ---------  -----------  --------  --------  --------  --------  ----------
1 year                           $ 26      $ 29     $ 23       $ 24         $ 24      $ 19      $ 21      $ 22      $ 24        $ 23

3 years                            80        89       71         74           75        57        66        69        75          69

5 years                           137       151      122        126          128        99       113       118       129         119

10 years                          291       320      261        270          274       214       244       253       275         255



                   Fidelity  Federated                                Federated    High
                   Asset     IAI        IAI       IAI      Federated  U.S.         Income    Scudder  Scudder
                   Manager   Regional   Balanced  Reserve  Utility    Securities   Bond      Bond     Balanced
                   --------  ---------  --------  -------  ---------  -----------  --------  -------  --------
1 year                 $ 23       $ 28      $ 28     $ 24       $ 24         $ 23      $ 23     $ 21      $ 23
3 years                  72         85        85       73         73           72        72       65        70
5 years                 122        146       146      125        125          123       123      112       120
10 years                262        308       308      268        268          263       263      241       258


IF YOU DO NOT SURRENDER YOUR CONTRACT YOU WOULD PAY THE FOLLOWING EXPENSES ON A $1,000 INVESTMENT IN EACH INDICATED SUBACCOUNT ASSUMING 5% ANNUAL RETURN ON
ASSETS:



                              Janus                         Janus      Janus      Fidelity  Fidelity
                            Flexible    Janus     Janus  Aggressive   Worldwide    Money     Equity-  Fidelity  Fidelity   Fidelity
                             Income    Balanced  Growth    Growth      Growth      Market    Income    Growth   Overseas  Contrafund
                            ---------  --------  -------  ---------  -----------  --------  --------  --------  --------  ----------
1 year                           $ 26      $ 29     $ 23       $ 24         $ 24      $ 19      $ 21      $ 22      $ 24        $ 23

3 years                            80        89       71         74           75        57        66        69        75          69

5 years                           137       151      122        126          128        99       113       118       129         119

10 years                          291       320      261        270          274       214       244       253       275         255



                   Fidelity  Federated                                Federated    High
                   Asset     IAI        IAI       IAI      Federated  U.S.         Income    Scudder  Scudder
                   Manager   Regional   Balanced  Reserve  Utility    Securities   Bond      Bond     Balanced
                   --------  ---------  --------  -------  ---------  -----------  --------  -------  --------
1 year                 $ 23       $ 28      $ 28     $ 24       $ 24         $ 23      $ 23     $ 21      $ 23
3 years                  72         85        85       73         73           72        72       65        70
5 years                 122        146       146      125        125          123       123      112       120
10 years                262        308       308      268        268          263       263      241       258


*The withdrawal charge will be waived if a settlement option is selected which provides for payments over at least 5 years or over the annuitant's lifetime.

                     EXPLANATION OF FEE TABLES AND EXAMPLES

1. The purpose of the foregoing table and examples is to assist you in understanding the various costs and expenses that you will bear directly or indirectly by investing in the Separate Account. The table reflects expenses of the Separate Account as well as the Portfolios. For additional information see "Contract Charges," beginning on Page 11 of this prospectus; see also the sections relating to management of the Portfolios in their respective prospectuses. The examples do not illustrate the tax consequences of surrendering a Contract.

2. The examples assume that there were no transactions which would result in the imposition of the transfer fee. We are currently waiving this fee, but reserve the right to charge $25 to the second and each subsequent transfer within a calendar month. Premium taxes are not reflected. Presently, premium taxes (which range from 0% to 3.5%) are deducted from Contract Value upon full surrender, death or annuitization.

3. For purposes of the amounts reported in the Examples, the Contract Administration Charge is reflected by applying a percentage equivalent charge, obtained by dividing the total amount of such charges anticipated to be collected during the year by the total estimated average net assets of the Subaccounts and the Fixed Account attributable to the Contracts.

4. The Examples reflect any Free Withdrawal Amounts.

5. NEITHER THE FEE TABLES NOR THE EXAMPLES ARE REPRESENTATIONS OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                        CONDENSED FINANCIAL INFORMATION

The following tables present condensed financial information with respect to each Subaccount of the Separate Account. The information in the tables is included in the Separate Account's financial statements that have been audited by Deloitte & Touche LLP, independent public accountants. The table should be read in conjunction with the Separate Account's financial statements, which are in the Separate Account's Annual Report dated as of December 31, 1995, contained in the Statement of Additional Information.

Selected Accumulation Unit Value/1/ information throughout each period indicated is as follows:

                                Accumulation Unit Value/1/    Number of Units     Accumulation Unit Value/1/    Number of Units
                                     Year Ended 1994           Outstanding at          Year Ended 1995           Outstanding at
                                  Beginning          End        End of 1994         Beginning          End        End of 1995
                                  ---------          ---        -----------         ---------          ---        -----------
                                      $               $
Fidelity
  Money Market                      10.00           10.27         249,473             10.27            10.72       1,063,044
  Growth                            10.00            9.73         247,556              9.73            12.98       1,028,768
  Equity-Income                     10.00           10.28         145,290             10.28            13.70       1,025,219
  Overseas                          10.00            9.70         166,871              9.70            10.49         599,989
  Asset Manager                     10.00            9.09         226,936              9.09            10.49         593,918

Scudder
  Bond                              10.00            9.27           4,615              9.27            10.81         134,527
  Balanced                          10.00            9.48          55,482              9.48            11.85         209,087

Janus
  Flexible Income                   10.00            9.64           9,271              9.64            11.77         145,173
  Balanced                          10.00            9.68          54,218              9.68            11.91         204,556
  Growth                            10.00            9.85          91,020              9.85            12.64         529,026
  Aggressive Growth                 10.00           11.60          78,193             11.60            14.58         545,594
  Worldwide Growth                  10.00            9.67         109,298              9.67            12.15         520,639

Federated
  High Income Bond II               10.00            9.50          28,352              9.50            11.28         210,460
  Utility Fund II                   10.00            9.50          44,207              9.50            11.64         197,013
  U.S. Gov't Securities II          10.00           10.10          36,563             10.10            10.83         106,437

Investment Advisers, Inc. (IAI)
  Regional                          10.00           10.48          71,368             10.48            13.80         325,443
  Reserve                           10.00           10.09          51,928             10.09            10.46          67,843
  Balanced                          10.00           10.09          18,173             10.09            11.56          60,190


/1/Accumulation Unit Value: unit of measure used to calculate the value of a Contract Owner's interest in a Subaccount for any Valuation Period. An Accumulation Unit Value does not reflect deduction of certain charges under the Contract that are deducted from your Contract Value, such as the Contract Administration Charge, and Administrative Expense Charge.

A brief explanation of how performance of the Subaccounts is calculated may be found in the Statement of Additional Information.

            LINCOLN BENEFIT LIFE COMPANY AND THE INVESTMENT OPTIONS

LINCOLN BENEFIT LIFE COMPANY


Lincoln Benefit Life Company is a stock life insurance company organized under the laws of the state of Nebraska in 1938. Its legal domicile and principal business address is 206 South 13th Street, Lincoln, Nebraska. Lincoln Benefit Life is a wholly-owned subsidiary of Allstate Life Insurance Company, a stock life insurance company incorporated under the laws of the State of Illinois. Allstate Life Insurance Company is a wholly-owned subsidiary of Allstate Insurance Company ("Allstate"), a stock property-liability insurance company incorporated under the laws of Illinois. All outstanding Capital stock of Allstate is owned by the Allstate Corporation ("Corporation").

We are admitted to conduct life insurance and annuity business in the District of Columbia, Guam and in all states except New York. The Contract will be marketed in all of the jurisdictions in which we are admitted to conduct variable annuity business. The Contracts offered by this prospectus are issued by us and will be funded in the Separate Account and/or the Fixed Account.


Lincoln Benefit Life Company is highly rated by independent agencies, including A.M. Best, Moody's, and Standard & Poor's. These ratings are based on the Company's reinsurance agreement with Allstate Life Insurance Company, as explained below, and reflect financial soundness and strong operating performance. The ratings are not intended to reflect the financial strength or investment experience of the Separate Account. We may from time to time advertise these ratings in our sales literature.

We receive our ratings through Allstate Life, which reinsures all net new business from the Lincoln Benefit Life fixed account. Through the reinsurance agreement, all of the assets backing Lincoln Benefit Life's reinsured liabilities are owned by Allstate Life Insurance Company. These assets represent our fixed account and are invested and managed by Allstate Life Insurance Company. While the reinsurance agreement provides Lincoln Benefit Life with financial backing from Allstate Life, it does not create any direct contractual relationship with individual Lincoln Benefit Life policyholders.

SEPARATE ACCOUNT

Lincoln Benefit Life Variable Annuity Account was originally established by Lincoln Benefit on August 3, 1992, pursuant to the provisions of Nebraska law, as a segregated asset account of the Company. The Separate Account meets the definition of a "separate account" under the federal securities laws and is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision of the management of the Separate Account or the Company by the Securities and Exchange Commission.

The assets of the Separate Account are our property. However, the assets of the Separate Account, equal to its reserves and other contract liabilities, are not chargeable with liabilities arising out of any other business we may conduct. Our obligations arising under the Contracts are general corporate obligations of Lincoln Benefit Life.

Income, gains, and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to our other income, gains, or losses.

The Separate Account is divided into Subaccounts, with the assets of each Subaccount invested in the shares of one of the Portfolios. We do not guarantee the investment performance of the Separate Account, its Subaccounts or the Portfolios. Values allocated to the Separate Account and the amount of Variable Annuity payments will vary with the values of shares of the Portfolios, and are also reduced by Contract charges. The Separate Account may also fund other annuity contracts issued by Lincoln Benefit Life, which will be accounted for separately.

                          SEPARATE ACCOUNT INVESTMENTS

THE PORTFOLIOS

Each of the Subaccounts of the Separate Account invests in the shares of one of the Portfolios, which are open-end management investment companies ("Funds") registered under the Investment Company Act of 1940 (commonly known as "mutual funds"), or separate investment series of such Funds. Following is a summary description of the Portfolios in which the Subaccounts invest. More detailed information concerning the Portfolios appears in the respective accompanying prospectuses for the Funds. The Appendix on page 23 contains a description of how advertised performance data for the Subaccounts are computed.

JANUS ASPEN SERIES (investment adviser:  Janus Capital Corporation)
------------------

FLEXIBLE INCOME PORTFOLIO seeks to maximize total return from a combination of current income and capital appreciation, with an emphasis on the income component of total return. Flexible Income Portfolio invests in all types of income-producing securities. This Portfolio may have substantial holdings of debt securities rated below investment grade. Investments in such securities present special risks; you are urged to carefully read the risk disclosure in the accompanying prospectus relating to the Portfolio before allocating amounts to the Janus Flexible Income Subaccount.


BALANCED PORTFOLIO seeks both growth of capital and current income. Balanced Portfolio normally invests 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential.

GROWTH PORTFOLIO seeks long-term growth of capital by investing primarily in a diversified portfolio of common stocks of a large number of issuers of any size. Generally, this Portfolio emphasizes issuers with larger market capitalizations.


AGGRESSIVE GROWTH PORTFOLIO seeks long-term growth of capital in a manner consistent with the preservation of capital. The Portfolio is a non-diversified fund that pursues its objective by normally investing at least 50% of its equity assets in securities issued by medium-sized companies, those whose market capitalizations fall within the range of companies in the S&P MidCap 400 Index (the "MidCap Index"). Companies whose capitalization falls outside this range after the Portfolio's initial purchase continue to be considered medium-sized companies for the purpose of this policy. The range of the MidCap Index is expected to change on a regular basis. Subject to the above policy, the Portfolio may also invest in smaller or larger issuers.

WORLDWIDE GROWTH PORTFOLIO seeks long-term growth of capital by investing in a diversified portfolio of common stocks of foreign and domestic issuers of any size. Worldwide Growth Portfolio normally invests in issuers from at least five different countries including the United States.

FIDELITY'S VARIABLE INSURANCE PRODUCTS FUND (investment adviser: Fidelity Management & Research Company)

MONEY MARKET PORTFOLIO seeks to obtain as high a level of current income as is consistent with preserving capital and providing liquidity. The Portfolio will limit its investments to securities with remaining maturities of 397 days or less.

EQUITY-INCOME PORTFOLIO seeks reasonable income by investing primarily in income-producing equity securities. The goal is to achieve a yield in excess of the composite yield of the S&P 500 Composite Stock Price Index. At least 65% of the Portfolio's assets will be invested in income producing common or preferred stock. The remainder will normally be invested in convertible and non-convertible debt obligations.

GROWTH PORTFOLIO seeks to achieve capital appreciation. The Portfolio normally purchases common stocks, although its investments are not restricted to any one type of security.

OVERSEAS PORTFOLIO seeks long-term growth of capital primarily through investments in foreign securities. At least 65% of the Portfolio's assets will be invested in securities of issuers outside of North America. Most issuers will be located in developed countries in the Americas, the Far East and Pacific Basin, Scandinavia and Western Europe.

FIDELITY'S VARIABLE INSURANCE PRODUCTS FUND II (investment adviser: Fidelity Management & Research Company)

ASSET MANAGER PORTFOLIO seeks to obtain high total return with reduced risk over the long term by allocating its assets among domestic and foreign stocks, bonds, and short-term fixed-income securities. Normally, the Portfolio's assets will be allocated within the following investment parameters: 0-70% in short-term instruments; 20-60% in bonds (intermediate to long-term debt); and 10-60% in stocks (equities).


CONTRAFUND seeks capital appreciation by investing mainly in equity securities of companies that Fidelity Management and Research Company believes to be undervalued due to an overly pessimistic appraisal by the public. The fund usually invests primarily in common stock and securities convertible into common stock, but it has the flexibility to invest in any type of security that may produce capital appreciation.

IAI RETIREMENT FUNDS, INC. (investment adviser:  Investment Advisers, Inc.)

IAI REGIONAL PORTFOLIO pursues its objective of capital appreciation by investing at least 80% of its equity investments in companies which have their headquarters in Minnesota, Wisconsin, Iowa, Illinois, Nebraska, Montana, North Dakota or South Dakota.

IAI BALANCED PORTFOLIO'S investment objective is to maximize total return to investors. Balanced Portfolio pursues its objective by investing in a broadly diversified portfolio of stocks, bonds and short-term instruments. The Portfolio's assets will be allocated among these three classes of assets. Under normal market conditions, the Portfolio will hold between 25% and 75% of its assets in stocks and other equity securities, between 25% and 75% of its assets in bonds and other fixed income securities, and up to 50% of its assets in short term instruments.

IAI RESERVE PORTFOLIO'S investment objectives are to provide its shareholders with high levels of capital stability and liquidity and, to the extent consistent with these primary objectives, a high level of current income. Reserve Portfolio pursues its investment objectives by investing primarily in a diversified portfolio of investment grade bonds and other debt securities of similar quality. Reserve Portfolio's dollar weighted average maturity will not exceed twenty-five (25) months.

FEDERATED INSURANCE MANAGEMENT SERIES (investment adviser:  Federated Advisers)


FEDERATED UTILITY FUND II'S investment objective is to achieve high current income and moderate capital appreciation. The Fund endeavors to achieve its objective by investing primarily in equity and debt securities of utility companies that produce, transmit, or distribute gas and electric energy, as well as those companies that provide communications facilities, such as telephone and telegraph companies.

FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II'S investment objective is to provide current income. The Fund invests in securities which are primarily or direct obligations of the U.S. Government or its agencies or instrumentalities, or which are guaranteed by the U.S. Government, its agencies, or instrumentalities. The Fund may also invest in certain collateralized mortgage obligations ("CMOs") and repurchase agreements.

FEDERATED HIGH INCOME BOND FUND II'S investment objective is to seek high current income. The Fund endeavors to achieve its objective by investing at least 65% of its assets in lower rated corporate debt obligations, such as preferred stocks, bonds, debentures, notes, equipment lease certificates and equipment trust certificates. Some of these fixed income securities may involve equity features. Under normal circumstances, the Fund will not invest more than 10% of the value of its total assets in equity securities.

SCUDDER VARIABLE LIFE INVESTMENT FUND (investment adviser: Scudder, Stevens & Clark, Inc.) The Scudder Variable Life Investment Fund has two classes of shares. The Subaccounts invest in those shares that do not impose distribution fees.

BOND PORTFOLIO seeks high income from a high quality portfolio of debt securities. Under normal circumstances, Bond Portfolio invests at least 65% of its assets in bonds including those of the U.S. Government and its agencies and those of corporations and other notes and bonds paying high current income. The Portfolio is actively managed and can invest in a broad range of short, intermediate and long term securities.

BALANCED PORTFOLIO seeks a balance of growth and income from a diversified portfolio of equity and fixed income securities. The Portfolio also seeks long-term preservation of capital through a quality oriented investment approach that is designed to reduce risk. The assets of this Portfolio will be invested in the following three market sectors: 1) common stock, preferred stock and other equity securities; 2) bonds and other debt securities with maturities generally exceeding one year; and 3) money market instruments and other debt securities with maturities generally not exceeding thirteen months. Not more than 75% of Balanced Portfolio's net assets may be invested in stocks or other equity investments. Generally, 25% - 50% are invested in bonds. For defensive purposes the Portfolio may invest up to 100% in cash or money market instruments.

There is no assurance that the investment objective of any of the Portfolios will be met. Detailed information about the Portfolios is contained in the accompanying current prospectuses of the Funds. You should carefully review those prospectuses before allocating amounts to be invested in the Subaccounts of the Separate Account.

VOTING RIGHTS

To the extent required by applicable law, we will vote the shares of the Portfolios held in the Separate Account at meetings of the shareholders of the Funds in accordance with instructions received from persons having the voting interest in the corresponding Subaccounts. We will vote shares for which we have not received instructions in the same proportion as we vote shares for which we have received instructions.

The number of shares which a person has a right to vote will be determined as of a date to be chosen by the relevant Fund prior to the meeting of the respective Fund's shareholders. Voting instructions will be solicited by written communication in advance of such meeting. Except as may be limited by the terms of the retirement plan pursuant to which the Contract was issued, the person having such voting rights before the Annuity Date will be you; thereafter the payee entitled to receive payments under the Contract.

SUBSTITUTION OF SECURITIES

If the shares of any of the Portfolios should no longer be available for investment by the Separate Account or if, in the judgment of our Board of Directors, further investment in the shares of a Portfolio is no longer appropriate in view of the purposes of the Contract, we may substitute shares of another mutual fund (or series thereof) for Portfolio shares already purchased and/or to be purchased in the future by Purchase Payments under the Contract.
No such substitution of securities may take place without prior approval of the Securities and Exchange Commission and under such conditions as the Commission may impose.

                               THE FIXED ACCOUNT

The portion of the Contract relating to the Fixed Account is not registered under the Securities Act of 1933 ("1933 Act") and the Fixed Account is not registered as an Investment Company under the Investment Company Act of 1940 ("1940 Act"). Accordingly, neither the Fixed Account nor any interests therein are subject to the provisions or restrictions of the 1933 Act or the 1940 Act, and the disclosure regarding the Fixed Account has not been reviewed by the staff of the Securities and Exchange Commission. The following disclosure about the Fixed Account may be subject to certain generally applicable provisions of the federal securities laws regarding the accuracy and completeness of disclosure.

You may allocate part or all of your Purchase Payments to the Fixed Account in states where it is available, and any such amounts become part of the general assets of Lincoln Benefit. Pursuant to the reinsurance agreement discussed on page 9, Allstate Life invests the assets of the general account in accordance with applicable laws governing the investments of insurance company general accounts.

We guarantee that the interest rate credited to the Fixed Account will be at least an annual effective rate of 3%. We may credit interest above the minimum rate at 3%, but we are not obligated to do so. Any interest credited to the Fixed Account in excess of the minimum guaranteed rate will be determined by us at our sole discretion. You assume the risk that interest credited to the Fixed Account may not exceed the minimum guaranteed rate of 3%.

Transfers from the Fixed Account are subject to certain limitations (see Transfers, page 17). Also, we reserve the right to limit payment of partial withdrawals or Surrender Value from the Fixed Account for up to 6 months (see page 20).

                                CONTRACT CHARGES

As is more fully described below, charges under the Contract offered by this prospectus are assessed in three ways: (1) as deductions for Contract administrative charges and, if applicable, for premium taxes; (2) as charges against the assets of the Separate Account for administrative expenses or for the assumption of mortality and expense risks; and (3) as Withdrawal Charges (contingent deferred sales charges). In addition, certain deductions are made from the assets of the Portfolios for investment management fees and expenses; those fees and expenses, which are summarized in the Fee Tables on page 6, are described more fully in the Prospectuses and Statements of Additional Information for the Funds.

MORTALITY AND EXPENSE RISK CHARGE

We deduct a Mortality and Expense Risk Charge from each Subaccount during each Valuation Period. The aggregate Mortality and Expense Risk Charge is equal, on an annual basis, to 1.25% of the net asset value of each Subaccount (approximately 0.85% is for mortality risks and approximately 0.40% is for expense risks). The mortality risks which we assume arise from our contractual obligations: (1) to make annuity payments after the Annuity Date for the life of the Annuitant(s); (2) to waive the Withdrawal Charge in the event of your death; and (3) to provide the Death Benefit prior to the Annuity Date. A detailed explanation of the Death Benefit may be found under "Description of the Contracts - Death Benefit," on page 14.

The expense risk which we assume is that the costs of administering the Contracts and the Separate Account will exceed the amount received from the Contract Administration Charge and the Administrative Expense Charge. (See "Administrative Charges" below.) We guarantee the Expense Risk Charge and it cannot be increased. The Mortality and Expense Risk Charge is assessed during both the Accumulation Period and the Annuity Period.

ADMINISTRATIVE CHARGES

CONTRACT ADMINISTRATION CHARGE

An annual Contract Administration Charge of $25 is charged against each Contract. The amount of this charge is guaranteed and will not increase. This charge reimburses us for expenses incurred in maintaining your Contract. The Contract Administration Charge will be assessed on each Contract Anniversary that occurs on or prior to the Annuity Date. In the event that a total surrender of Contract Value is made, the Charge will be assessed as of the date of surrender without proration. This Charge is not assessed during the Annuity Period.

The total Contract Administration Charge is allocated between the Subaccounts and the Fixed Account in proportion to the respective Contract Values similarly allocated.

The Contract Administration Charge will be waived if on any Contract Anniversary the Contract Value is $75,000 or greater.

ADMINISTRATIVE EXPENSE CHARGE

We deduct an Administrative Expense Charge from each Subaccount during each Valuation Period which is equal, on an annual basis, to 0.15% of the net asset value of the Subaccount. This charge is designed to compensate us for the cost of administering the Contracts and the Separate Account. The Administrative Expense Charge is assessed during both the Accumulation Period and the Annuity Period. The Contract Administration Charge and the Administrative Expense Charge are designed, in the aggregate, to be at cost with no margin included for profit.

TRANSFER FEE

In general, a transfer fee of $25 may be assessed on the second and each subsequent transaction in each calendar month in which transfer(s) are effected between Subaccount(s) and/or the Fixed Account. We currently are waiving this fee.

The transfer fee will be deducted from Contract Values which remain in the Subaccount(s) or Fixed Account from which the transfer was made. If such remaining Contract Value is insufficient to pay the transfer fee, then the fee will be deducted from transferred Contract Values. The transfer fee is designed to be at cost with no margin included for profit.

SALES CHARGES

WITHDRAWAL CHARGE

Withdrawals may be subject to penalties or income tax. Additional restrictions may apply to Contracts held in Qualified Plans. Subject to those limitations, the Contract Value may be withdrawn at any time during the Accumulation Period. You should consult your own tax counsel or other tax advisers regarding any withdrawals. (See "Taxes - Tax Treatment of Withdrawals" on page 22.)

A contingent deferred sales charge, which is referred to as the Withdrawal Charge, may be imposed upon certain withdrawals. No withdrawal charge is applied in the following situations: (1) On annuitization (unless the settlement option chosen is payment over a period certain of less than 5 years); (2) the payment of a death benefit; (3) Withdrawal of an Old Purchase Payment or an amount available as a free withdrawal (see p. 13); (4) Certain withdrawals for Contracts issued under 403(b) plans or 401 plans under our prototype (See Waiver of Withdrawal Charge for Certain Qualified Plan Withdrawals, p. 14); (5) Withdrawal under Contracts issued to employees of Lincoln Benefit Life Company or its affiliates or issued to spouses or minor children of such employees.

In no event will a withdrawal charge be waived or eliminated where such waiver or elimination would be unfairly discriminatory to any person or where it is prohibited by state law.

The Withdrawal Charge is a percentage of Purchase Payments withdrawn that are less than seven years old and not eligible for a free withdrawal, in accordance with the Withdrawal Charge Table shown below:

                            WITHDRAWAL CHARGE TABLE

   Contribution              Withdrawal Charge
       Year                     Percentage
       ----                     ----------

  First and Second                   7
     Third                           6
     Fourth                          5
     Fifth                           4
     Sixth                           3
     Seventh                         2
  Eighth and later                   0

The Withdrawal Charge is deducted from the remaining Contract Value so that the actual reduction in Contract Value as a result of the withdrawal will be greater than the withdrawal amount requested and paid.

For purposes of determining the Withdrawal Charge, the Contract Value is deemed to be withdrawn in the following order:

FIRST. Earnings-- the amount of Contract Value in excess of all Purchase Payments that have not previously been withdrawn and less any Large Case Credit (see "Large Case Credit," Page 17);

SECOND. "Old Purchase Payments" - Purchase Payments received by us more than seven years prior to the date of withdrawal which have not been previously withdrawn;

THIRD. Any additional amounts available as a "Free Withdrawal," as described below;

FOURTH. "New Purchase Payments" - Purchase Payments received by us less than seven years prior to the date of withdrawal. These Payments are deemed to be withdrawn on a first-in, first-out basis.

The amounts obtained from the Withdrawal Charge will be used to pay sales commissions and other promotional or distribution expenses associated with the marketing of the Contracts. To the extent that the Withdrawal Charge is insufficient to cover all sales commissions and other promotional or distribution expenses, we may use any of our corporate assets, including potential profit which may arise from the Mortality and Expense Risk Charge, above, to make up any difference.

FREE WITHDRAWAL

Withdrawals of the following amounts are never subject to the Withdrawal Charge:

a. In any Contract Year, the greater of earnings not previously withdrawn or 10 percent of New Purchase Payments; and

b. Any Old Purchase Payments which have not been previously withdrawn.

However, see "Tax Treatment of Withdrawals," on page 21.

In addition, in states where available, a Confinement Waiver benefit provides that any applicable Withdrawal Charge will be waived if the following conditions are satisfied:

1. The Annuitant must be confined to a Long Term Care Facility or a Hospital for at least 60 consecutive days. Confinement must begin after the Issue Date;

2. You must request the withdrawal no later than 90 days following the date that confinement has ceased. Written proof of confinement must accompany the withdrawal request; and

3. For confinements in a Long Term Care Facility, confinement must be prescribed by a physician and be medically necessary.

LONG TERM CARE FACILITY means a facility located in the United States of America which is licensed by the jurisdiction in which it is located and operated as a Custodial Care Facility or other facility which provides a level of care and services at least as great as those provided by a Custodial Care Facility. Long Term Care Facility does not include any place owned or operated by a member of the insured's immediate family.

CUSTODIAL CARE FACILITY means a facility which:

1. Provides custodial care under the supervision of a Registered Nurse; and

2. Can accommodate three or more persons at those persons' expense.

HOSPITAL means a facility which:

1. Is licensed by the jurisdiction in which it is located and operated as a hospital;

2. Is supervised by a staff of licensed physicians;

3. Provides continuous nursing service 24 hours a day by or under the supervision of a Registered Nurse;

4. Operates primarily for the care and treatment of sick or injured persons as inpatients for a charge; and

5. Has medical, diagnostic and major surgical facilities or has access to such facilities.

MEDICALLY NECESSARY means confinement, care or treatment which is appropriate and consistent with the diagnosis in accordance with accepted standards of practice, and which could not have been omitted without adversely affecting the insured's condition.

PHYSICIAN means a licensed medical doctor (M.D.) or a licensed doctor of osteopathy (D.O.) operating within the scope of his or her license. The term does not include the insured or a member of the insured's immediate family.

REGISTERED NURSE means a registered graduate professional nurse (R.N.).

IMMEDIATE FAMILY means the insured's spouse, children, parents, grandparents, grandchildren, siblings, or corresponding in-laws.

This benefit will not be applicable to the extent it does not comply with the provisions of the Qualified Plan for which the Contract is issued. Also see "Taxes" on page 21 for a discussion of the tax issues involved.

WAIVER OF WITHDRAWAL CHARGE FOR CERTAIN QUALIFIED PLAN WITHDRAWALS

For contracts isued under a 403 (b) plan or a 40l plan under our prototype, we will waive the Withdrawal Charge when: (1) the annuitant becomes disabled (as defined in Code Section 72(m) (7)); or (2) the annuitant attains age 59 1/2 and at least 5 Contract Years have elapsed; or (3) at least 15 Contract Years have elapsed. Our prototype is a Section 401 Defined Contribution Qualified Retirement plan. This is a prototype plan which may be established as a Money Purchase plan, a Profit Sharing plan, or a paired plan (Money Purchase and Profit Sharing).

PREMIUM TAXES

Premium taxes or other taxes payable to a state or other governmental entity will be charged against the Contract Values. Some states assess premium taxes at the time Purchase Payments are made; others assess premium taxes at the time annuity payments begin. We will deduct any applicable premium taxes upon full surrender, death, or annuitization. Premium taxes generally range from 0% to 3.5%.

DEDUCTION FOR SEPARATE ACCOUNT INCOME TAXES

While we are not currently maintaining a provision for taxes, we have reserved the right to establish such a provision for taxes in the future if we determine, in our sole discretion, that we will incur a tax as a result of the operation of the Separate Account. We will deduct for any taxes we incur as a result of the operation of the Separate Account whether or not there was a provision for taxes and whether or not it was sufficient. (See "Taxes," Page 21.)

OTHER EXPENSES

The charges and expenses applicable to the various Portfolios are borne indirectly by Contract Owners having Contract Values allocated to the Subaccounts that invest in the respective Funds. For a summary of current estimates of those charges and expenses, see "Fee Tables," Page 6. For more detailed information about those charges and expenses, please refer to the prospectuses for the appropriate Fund(s). Lincoln Benefit Life may receive compensation from the investment advisors or administrators in connection with administrative service and cost savings experienced by the investment advisors or administrators.

                          DESCRIPTION OF THE CONTRACTS

SUMMARY

The Contracts provide for the accumulation of Contract Values during the Accumulation Period. See "Purchases, Withdrawals and Contract Value," beginning at Page 15. Upon Annuitization, benefits are payable under the Contracts in the form of an annuity, either for the life of the Annuitant or for a fixed number of years. See, "Annuity Period - Annuity Options," Page 20.

CONTRACT OWNER

The Contract Owner ("You") is the person normally entitled to exercise all rights of ownership under the Contracts. You are also normally the person entitled to receive benefits under the Contract, although you may, subject to limitations in the case of Qualified Plans, designate an alternative payee.

ANNUITANT

The Annuitant is the natural person on whose life annuity payments under a Contract depend. You may change the designated Annuitant at any time prior to the Annuity Date. In the case of a Contract issued in connection with a plan qualified under Section 403(b) or 408 of the Code, you are the Annuitant. You may also designate a second person on whose life, together with that of the Annuitant, annuity payments depend. Additional restrictions may apply in the case of Qualified Plans (See "Taxes," page 21). If you are not the Annuitant and the Annuitant dies before the Annuity Date, then you become the new Annuitant unless you name another person as the new Annuitant. You must attest to the Annuitant being alive before we will annuitize a Contract.

MODIFICATION OF THE CONTRACT

Only a Lincoln Benefit Life officer may approve a change in or waive any provisions of the Contract. Any change or waiver must be in writing. No agent has the authority to change or waive the provisions of the Contract.

We reserve the right to change the terms of the Contract as may be necessary to comply with changes in applicable law. If a provision or provisions of the Contract are inconsistent with state law, state law will control.

ASSIGNMENT

You may assign Contracts issued pursuant to Non-Qualified Plans that are not subject to Title 1 of the Employee Retirement Income Security Act of 1974 ("ERISA") at any time during the lifetime of the Annuitant prior to the Annuity Date. We will not be bound by any assignment until we receive written notice of it. We are not responsible for the validity of any assignment. An assignment will not affect any payments we may make or actions we may take before we receive notice of the assignment.

If the Contract is issued pursuant to a Qualified Plan (or a Non-Qualified Plan that is subject to Title 1 of ERISA), it may not be assigned, pledged or otherwise transferred except under such conditions as may be allowed under applicable law.

BECAUSE AN ASSIGNMENT MAY BE A TAXABLE EVENT, YOU SHOULD CONSULT A COMPETENT TAX ADVISER SHOULD YOU WISH TO ASSIGN YOUR CONTRACT.

DEATH BENEFIT

We will pay the Death Benefit when due proof of death is received while the Contract is in force and before the Annuity Date, if:

the Contract Owner dies; or

the Annuitant dies and the Contract Owner is not a natural person.

The Beneficiary will become the new Contract Owner and may elect, within 60 days of the date of death, to receive the Death Benefit in a lump sum or apply the Death Benefit to receive a series of equal payments over the life of the Beneficiary or a period not to exceed the life expectancy of the Beneficiary. Lifetime or life expectancy payments must begin within one year of the deceased Contract Owner's death.

If there is only one Beneficiary, he or she may elect to defer payment of the Contract Value for up to five years from the date of death. Any remaining funds must be distributed at the end of the five year period. An Annuitant is necessary to continue the Contract between the date of death and the final distribution. If there is no Annuitant at that time, the Beneficiary will be the new Annuitant.

If the Beneficiary is the Contract Owner's spouse, then the Contract can continue as if death had not occurred. If there is no Annuitant at that time, the new Annuitant will be the surviving spouse. The surviving spouse may also select one of the options listed above.

If the Beneficiary is not a natural person, then the Beneficiary must receive the Death Benefit in a lump sum, and the options listed above are not available.

Similar rules may apply to Contracts issued in connection with Qualified Plans.

The Death Benefit is calculated as of the date of settlement. At a minimum, the Death Benefit is the greater of:

(1) All Purchase Payments less prior withdrawals, accumulated at 4% per year prior to the Contract Anniversary next following your 75th birthday, and at 0% per year thereafter (This is called the "Floor Value" calculation); or

(2) The Contract Value less any applicable premium tax. In addition, if the Contract Value on the 7th Contract Anniversary is greater than the Floor Value at that time, the Floor Value will be raised to the level of the Contract Value. In such event, Floor Values for years 8 and beyond will be calculated using the "stepped-up" value on the seventh anniversary.

BENEFICIARY

The Beneficiary will receive the Death Benefit when the Contract Owner dies. The Beneficiary is as stated in the application unless changed.

If a Beneficiary is not named or if the Beneficiary named is no longer living, the beneficiary will be:

the Contract Owner's spouse if living, otherwise;

the Contract Owner's children equally if living, otherwise;

the Contract Owner's estate.

If there is more than one Beneficiary, the Company will pay the Death Benefit to the Beneficiaries according to the most recent written instructions received from you. If there are no written instructions the Company will pay the Death Benefit in equal shares to the Beneficiaries who are to share the funds. If one of the Beneficiaries predeceases the Contract Owner, the Death Benefit will be paid to the surviving Beneficiaries.

You may name new Beneficiaries. We will provide a form to be signed and filed with us. Upon receipt, it is effective as of the date you signed the form, subject to any action we have taken before it was received.

Other rules may apply to Contracts issued in connection with Qualified Plans.

VOTING RIGHTS OF CONTRACT OWNERS

Except to the extent restricted by the retirement plan pursuant to which a Contract was issued, you have a voting interest in each Subaccount to which you have allocated your Contract Value. The voting interest in a Subaccount is based upon your proportionate interest in the Subaccount as measured by Accumulation and Annuity Units. (See "Separate Account Investments -- Voting Rights," Page 11, and "Purchases, Withdrawals and Contract Value - Allocation of Purchase Payments," Page 16).

                           PURCHASES, WITHDRAWALS AND
                                 CONTRACT VALUE

MINIMUM PURCHASE PAYMENT

The minimum initial Purchase Payment for a Contract is $1,200 (payable over the first Contract Year) and the total of all Purchase Payments may not exceed $1 million without our prior approval. Minimum subsequent Purchase Payments may be made in amounts of $100 or more ($25 or more if made in connection with an Automatic Payment Plan, described below). We may lower these minimums at our sole discretion. We reserve the right to refuse any Purchase Payment at any time. We may not issue a Contract to a Purchaser who has attained age 81, or where the Annuitant has attained age 81.

AUTOMATIC PAYMENT PLAN

You may make scheduled subsequent Purchase Payments of $25.00 or more per month by automatic payment through your bank account. An enrollment form for this program is available through us.

AUTOMATIC DOLLAR COST AVERAGING PROGRAM

Owners who wish to purchase units of the Subaccounts or the Fixed Account over a period of time may be able to do so through the Automatic Dollar Cost Averaging ("DCA") Program. Under this program, you may autho-rize the automatic transfer of a fixed dollar amount from the Fixed Account or a Subaccount of your choosing (the "Source Subaccount") to up to eight options, including other Subaccounts or the Fixed Account, at the unit values determined on the dates of the transfers. The interval between transfers may be monthly, quarterly, or annually, at your option. The transfers will continue until you instruct otherwise, or until there is not enough money in the Source Subaccount to make the transfer, whichever is earlier. Currently, there is no minimum transfer amount required. We reserve the right to impose a minimum amount that may be transferred among the investment options under the Contract. Special DCA considerations apply with respect to transfers from the Fixed Account. (See Transfers, Page 17.)

The theory of dollar cost averaging is that greater numbers of units are purchased at times when the unit prices are relatively low than are purchased when the prices are higher. This has the effect, when purchases are made at fluctuating prices, of reducing the aggregate average cost per unit to less than the average of the unit prices on the same purchase dates. However, participation in the DCA Program does not assure you of a greater profit from your purchases under the Program; nor will it prevent or necessarily alleviate losses in a declining market.

You may elect to increase, decrease or change the frequency or amount of Purchase Payments under a Dollar Cost Averaging Program. The application and any Purchase Payments should be sent to Lincoln Benefit Life Company, P.O. Box 82532, Lincoln, Nebraska 68501-2532.

PORTFOLIO REBALANCING

Portfolio rebalancing allows you to maintain the percentage of your Contract Value allocated to each Subaccount at a pre-set level prior to annuitization. For example, you could specify that 30% of your Contract Values should be in the Balanced Portfolio, 40% in the Growth Portfolio-Janus Aspen Series and 30% in Federated High Income Bond Fund II. Over time, the variations in each Subaccount's investment results will shift this balance of your Contract Value allocations. If you elect the portfolio rebalancing feature, we will automatically transfer your Contract Value back to the percentages you specify, but only if investment results shift greater than minimum requirements that we establish.

You may choose to have rebalances made monthly, quarterly, semi-annually, or annually until your Annuity Date; portfolio rebalancing is not available after you annuitize. No Transfer Fees will be charged for portfolio rebalancing. No more than eight Subaccounts can be included for portfolio rebalancing at any time.

Procedures for selecting portfolio rebalancing are generally the same as those discussed in detail above for selecting dollar cost averaging. You may make your request at any time prior to your Annuity Date and it will be effective when we receive it in good form. If you stop portfolio rebalancing, you must wait 30 days to begin again. You may specify a date for your first rebalance, or we will treat your request as if you selected the request's effective date. If you specify a date fewer than 30 days after your Issue Date, your first rebalance will be delayed one month and if you request rebalancing on your application but do not specify a date for the first rebalance, it will occur one period after your Issue Date. If those Subaccounts, collectively, selected for rebalancing fall below any minimum value that we may establish, we have the right, at our option, to prohibit or limit the use of portfolio rebalancing. You may not use dollar cost averaging and portfolio rebalancing at the same time. We may change, terminate, limit, or suspend portfolio rebalancing at any time.

CONTRACT VALUE

We will establish an account for you and will maintain your account during the Accumulation Period. The value of a Contract for any Valuation Period is equal to the sum of the variable accumulation values of the Subaccounts for that Valuation Period, plus the value of the Fixed Account.

SEPARATE ACCOUNT ACCUMULATION UNIT VALUE

Accumulation Unit Value is determined Monday through Friday on each day that the New York Stock Exchange is open for business.

A separate Accumulation Unit Value is determined for each Subaccount. If we elect or are required to assess a charge for taxes, a separate Accumulation Unit Value may be calculated for Contracts issued in connection with Non-Qualified and Qualified Plans, respectively, within each Subaccount.

The Accumulation Unit Value for each Subaccount will vary with the price of a share in the Portfolio the Subaccount invests in, and in accordance with the Mortality and Expense Risk Charge, Administrative Expense Charge, and any provision for taxes. Assessments of Withdrawal Charges, transfer fees and Contract Administration Charges are made separately for each Contract. They are effected by redemption of Accumulation Units and do not affect Accumulation Unit Value.

The Accumulation Unit Value of a Subaccount for any Valuation Period equals the Accumulation Unit Value as of the immediately preceding Valuation Period, multiplied by the Net Investment Factor for that Subaccount for the current Valuation Period. The Net Investment Factor is a number representing the change on successive Valuation Dates in value of Subaccount assets due to investment income, realized or unrealized capital gains and losses, deductions for taxes, if any, and deductions for the Mortality and Expense Risk Charge and Administrative Expense Charge. If the Net Investment Factor for a Subaccount is greater than one, the Accumulation Unit Value of that Subaccount has increased. If the Net Investment Factor is less than one, the Subaccount's Accumulation Unit value has decreased.

ALLOCATION OF PURCHASE PAYMENTS

Purchase Payments are allocated to the Subaccount(s)and Fixed Account as you have selected. When you make your initial Purchase Payment, you must specify your allocation on the application for a Contract. Percentages must be in whole numbers and the total allocation must equal 100%. All initial Purchase Payments will be credited as of the date of receipt to the Fidelity Money Market Subaccount. If the application is in good order, we will apply the resulting Contract Value (from deposit of the initial Purchase Payments in the Fidelity Money Market Subaccount) to the Subaccount(s) and/or Fixed Account, as selected, and credit the Contract with Accumulation Units within two business days of receipt at the Company's P.O. Box identified on the first page of this prospectus. The number of Accumulation Units in a Subaccount attributable to the resulting Contract Value is determined by dividing that portion which is allocated to the Subaccount by that Subaccount's Accumulation Unit value as of the end of the Valuation Period when the allocation occurs. If state law requires us to return at least your Purchase Payment during the "free-look" period, initial Purchase Payments may be allocated to the Fidelity Money Market Subaccount for twenty days following the Issue Date, or longer if required by state law. They will then be allocated to the Fixed Account and/or Subaccounts you have selected.

If the application for a Contract is not in good order, we will attempt to rectify it within five business days of our receipt. An example of an application not being in good order would be one in which no allocation was specified. We will credit the initial Purchase Payment within two business days after the application has been rectified. Unless the prospective Contract Owner consents otherwise, the application and the initial Purchase Payment will be returned if the application cannot be put in good order within five business days of such receipt.

When you make subsequent Purchase Payments, you should specify how you want your payments allocated. Otherwise, we will automatically process the purchase payment based on the then current Purchase Payment allocation.

LARGE CASE CREDIT

Wherever allowed by law, and so long as your Contract is Non-Qualified, we will credit an additional amount ("Large Case Credit") to your Contract if your initial Purchase Payment is at least one million ($1,000,000) dollars. We will make this Large Case Credit with funds from our general account. The amount of the Large Case Credit is 3% of the initial Purchase Payment.

If you return your Contract to us during the "free look period," we will deduct the then current value of the Large Case Credit from your Contract Value before we return the amount due you. Our understanding is that this Large Case Credit amount is not considered to increase the cost basis of the Contract for income tax purposes (see "Taxes," page 21). We do not include the Large Case Credit amount in the amounts available for free withdrawal (see "Free Withdrawal," page
13).

TRANSFER DURING ACCUMULATION PERIOD

During the Accumulation Period, you may transfer Contract Values among the Fixed Account and Subaccounts by written request or telephone authorization. NO SUCH TRANSFERS ARE PERMITTED AFTER THE ANNUITY DATE. Currently, there is no minimum transfer amount required. We reserve the right to impose a minimum amount that may be transferred among the investment options under the Contract. Additional restrictions apply to transfers from/to the Fixed Account as described below.

Transfers from the Fixed Account to the Subaccounts may only be made during the 60 day period beginning on the issue date or the Contract Anniversary unless the transfer is made by Dollar Cost Averaging. The maximum amount which may be transferred from the Fixed Account during a Contract Year is the greater of 30% of the Fixed Account balance as of the last Contract Anniversary or the greatest amount of any prior transfer from the Fixed Account. If desired, you may elect to have the above amount transferred quarterly or monthly via Dollar Cost Averaging. Alternatively, you may elect to transfer the entire Fixed Account balance to the Subaccount(s) via Dollar Cost Averaging. The maximum monthly amount allowed would be 1/36 of the Fixed Account Balance at the time of the first tranfser. No additional transfers or payments may be made into the Fixed Account if transfers are being made out via Dollar Cost Averaging.

Notwithstanding the above, we will allow 100% of the Fixed Account balance to be transferred to the Subaccount(s) if either (a) or (b) occurs:

(a) If, on the last Contract Anniversary, the interest rate credited to the Fixed Account is less than it was on the immediately preceding anniversary (or on the issue date for the first Contract Anniversary).

(b) The credited interest rate on the last Contract Anniversary is less than 4%.

This offer will apply for 60 days following the date we mail notification to you.

We reserve the right to defer transfers from the Fixed Account for up to six months from the date you ask us. Also, we reserve the right to restrict transfers from the Subaccounts to the Fixed Account each Contract Year to no more than 30% of the Separate Account balances as of the last Contract Anniversary. We currently are not imposing this restriction.

TRANSFERS AUTHORIZED BY TELEPHONE

Telephone calls authorizing transfers must be completed by 4:00 p.m. Eastern time on a Valuation Date in order to be effected at the price determined on such Date. Transfer authorizations, whether written or by telephone, which are received after 4:00 p.m. Eastern time will be processed as of the next Valuation Date. A proper telephone authorization form for transfers must be on file. A transfer fee may be assessed in connection with transfers (see "Contract Charges - Administrative Charges - Transfer Fee," Page 12). Also, the telephone transfer privilege may be suspended, modified or terminated at any time without notice.

We utilize procedures that we believe provide reasonable assurance that telephone authorized transfers are genuine. Such procedures include taping of telephone conversations with persons purporting to authorize such transfers and requesting identifying information from such persons. Accordingly, we disclaim any liability for losses resulting from such transfers by reason of their allegedly not having been properly authorized. However, if we do not take reasonable steps to help ensure that such authorizations are valid, we may be liable for such losses.

CONTRACT LOANS FOR 401(a), 401(k), AND 403(b) CONTRACTS

During the Accumulation Period but after the "free look" period, the Owner of a Contract used in connection with a Tax Sheltered Annuity Plan ("TSA Plan") under
Section 403(b) of the Code, or an Owner of a Contract purchased by a pension, profit-sharing, or other similar plan qualified under Section 401(a) of the Code (a "401 Plan"), including a Section 401(k) plan, where a plan trustee is the Owner, may receive a loan from the Surrender Value subject to the terms of the Contract, the Plan, and the Code, which impose restrictions on loans.

The loan amount cannot exceed an amount which when added to any existing loan exceeds the Surrender Value on the date of the loan. In addition, the total loan, when added to the outstanding loan balance under all other plans of the participant, may not exceed the lesser of (a) or (b) where:

(a) is $50,000 reduced by the excess of the highest outstanding loan balance during the prior 12 month period over the outstanding balance of loans; and

(b) is the greater of $10,000 or 1/2 of the Surrender Value.

The minimum loan amount is $1,000.

The Owner has the sole responsibility for requesting loans and making loan repayments that comply with applicable tax requirements. Loans must comply with the applicable provisions of Section 72 of the Code and Title 1 of ERISA.
Please seek advice from your plan administrator or tax advisor.

When a loan is made, a portion of the Surrender Value sufficient to secure the loan will be transferred to the Loan Account reducing the Contract Value in the Separate Acccount and/or the Fixed Account. Unless instructed to the contrary by the Contract Owner, we will first transfer to the Loan Account amounts from the Separate Account in proportion to the assets in each Subaccount until the required balance is reached or all such variable units are exhausted. The remaining required collateral will next be transferred from the Fixed Account. No withdrawal charges are deducted at the time of the loan, or on the transfer from the Variable Account to the Fixed Account.

Amounts transferred to the Loan Account will accrue interest at an annual rate 2.25% less than the loan interest rate fixed by us for the term of the loan. However, the interest rate credited to the Loan Account will never be less than the Fixed Account guaranteed rate of 3%. Amounts transferred to the Loan Account will no longer be affected by the investment experience of the Separate Account.

The Death Benefit and Contract Value available for partial withdrawal or surrender, as well as the amount applied on the Annuity Date to provide annuity payments will be reduced by the amount of the loan outstanding plus accrued interest.

You must repay any loan within five years of the date the loan is made. Scheduled payments must be level, amortized over the repayment period, and made at least quarterly. A repayment period of 15 or 30 years is acceptable if the loan proceeds are used to acquire a dwelling unit which is to be used by you as a principal residence. Other repayment periods may be available at our discretion.

Loan repayments must be identified as such; otherwise, they may be credited to the Contract as Purchase Payments.

If a loan payment is not made when due, interest will continue to accrue. We will declare the entire loan in default. The defaulted loan balance plus accrued interest will be deducted from any future Distribution under the Contract and paid to us. Any defaulted amount plus interest will be treated as a Distribution (as permitted by law) and may be taxable to the borrower, may be subject to the early withdrawal tax penalty, and will be subject to the mandatory 20% federal withholding.

If the total loan amount exceeds the Surrender Value, we will mail written notice to your last known address. The notice will state the amount needed to maintain the Contract in force. If payment of this amount is not received within 31 days after the date this notice is mailed, the Contract will terminate.

We reserve the right to defer making any loan for 6 months after you ask us for it, unless the loan is to pay a premium to us.

WITHDRAWALS (REDEMPTIONS)

Except as explained below, you may redeem a Contract for all or a portion of its Contract Value during the Accumulation Period. Withdrawal Charges may be applicable, however, which would reduce the Contract Value upon redemption.
(See "Contract Charges - Withdrawal Charge" on Page 12 for additional information.)

Withdrawals and distributions from Contracts issued in connection with certain Qualified Plans may be subject to a mandatory 20% withholding requirement.
See

"Taxes -- Withholding Tax on Distributions," on Page 22.

Withdrawals of amounts attributable to contributions made pursuant to a salary reduction agreement (in accordance with Section 403(b)(11) of the Code) are limited to circumstances only: when you attain age 59 1/2, separate from service, die, become disabled (within the meaning of Section 72(m)(7) of the Code), or in the case of hardship. Withdrawals for hardship are restricted to the portion of the Contract Value which represents your contributions and does not include any investment results. These limitations on withdrawals apply to:
(1) salary reduction contributions made after December 31, 1988; (2) income attributable to such contributions; and (3) income attributable to amounts held as of December 31, 1988. The limitations on withdrawals do not affect transfers between certain Qualified Plans. Additional restrictions and limitations may apply to distributions from any Qualified Plan. Tax penalties may also apply. You should seek competent tax advice regarding any withdrawals or distributions from Qualified Plans. (See "Tax Treatment of Withdrawals," beginning at Page 22.) Except in connection with a Systematic Withdrawal Program, described below, the minimum partial withdrawal amount is $250, or, if less, your entire interest in the Subaccount from which a withdrawal is requested.

A written withdrawal request or systematic withdrawal program enrollment form, as the case may be, must be sent to us. For partial withdrawals, you may allocate the amount among the Subaccounts of the Separate Account. The required program form will not be in good order unless it includes your Tax I.D. Number (e.g., Social Security Number) and provides instructions regarding withholding of income taxes. We provide the required forms. The amount of the partial withdrawal will be allocated proportionately from the Subaccounts and the Fixed Account, unless you specify otherwise.

If the request is for total withdrawal, the Contract must be submitted. The Surrender Value is determined on the basis of the Contract Value next computed following receipt of a request in proper order. The Surrender Value will normally be paid within seven days after the day we receive a proper request. However, we may suspend the right of withdrawal from the Separate Account or delay payment for such withdrawal more than seven days: (1) during any period when the New York Stock Exchange ("NYSE") is closed (other than customary weekend and holiday closings); (2) when trading on the NYSE is restricted or an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Separate Account's investments or determination of Accumulation Unit values is not reasonably practicable; or (3) for such other periods as the Securities and Exchange Commission, by order, may permit for your protection.
In addition, we may delay payment of the Surrender Value in the Fixed Account for up to 6 months (or a shorter period if required by applicable law).

SYSTEMATIC WITHDRAWAL PROGRAM

Owners of Contracts issued in connection with Non-Qualified Plans and IRAs may choose to participate in a Systematic Withdrawal Program. You must complete an enrollment form and send it to us. The withholding election section of the enrollment form must be complete before the Systematic Withdrawals will begin. Systematic Withdrawals of a flat dollar amount, earnings, or a percentage of Purchase Payments are available. Systematic Withdrawals are treated the same as partial withdrawals for purposes of determining if a withdrawal charge applies. Systematic Withdrawals are offered on a monthly, quarterly, semi-annual, or annual basis.

Depending on fluctuations in the net asset value of the Subaccounts and the value of the Fixed Account, Systematic Withdrawals may reduce or even exhaust the Contract Value. The minimum amount of each Systematic Withdrawal is $50.

Systematic Withdrawal payments are made only to you. We reserve the right to modify or suspend the Systematic Withdrawal Program and to charge a processing fee for the service. If we modify or suspend the Systematic Withdrawal Program, existing Systematic Withdrawal payments will not be affected.

ERISA PLANS

Spousal consent may be required when a married Participant seeks a distribution from a Contract that has been issued in connection with a Qualified Plan (or a Non-Qualified Plan that is subject to Title 1 of ERISA). You should obtain competent advice.

MINIMUM CONTRACT VALUE

If the Contract Value is less than $250 and no Purchase Payments have been made during the previous three full calendar years, we reserve the right, after 60 days written notice to you, to terminate the Contract and distribute its Surrender Value to you. This privilege will be exercised only if the Contract Value has been reduced to less than $250 as a result of withdrawals, and state law permits. In no instance shall such termination occur if the value has fallen below $250 due to either decline in Accumulation Unit value or the imposition of fees and charges. Other rules may apply to Contracts issued in connection with Qualified Plans.

                                 ANNUITY PERIOD

ANNUITY DATE

You select an Annuity Date (the date on which annuity payments are to begin) at the time of application. The Annuity Date must always be the tenth day of a calendar month. Also, we reserve the right to require the Annuity Date be at least two years from the Issue Date, unless an earlier date is required by law. Annuity payments will begin in any event no later than the Latest Annuity Date. If no Annuity Date is selected, the Annuity Date will be the Latest Annuity Date. You may change the Annuity

Date at any time at least seven days prior to the Annuity Date then indicated on our records by sending written notice to us.

DEFERMENT OF PAYMENTS

We may defer for up to 15 days the payment of any amount attributable to a Purchase Payment made by check to allow the check reasonable time to clear. We may defer making Fixed Annuity payments for a period of up to six months or such lesser time as state law may require. Interest, subject to state law requirements, will be credited during the deferral period.

ANNUITY OPTIONS

No lump sum settlement option is available under the contract. You may surrender the contract prior to the Annuity Date; however, any applicable withdrawal charge will be deducted from the Contract Value. You may elect an Annuity Option at any time prior to the Annuity Date. A change of Annuity Option is permitted if made at least seven days before the Annuity Date. If no other Annuity Option is elected, monthly annuity payments will be made in accordance with Option B below, with 10 years (120 months) guaranteed (or Option C in the case where payments are to be made for the joint lives of the Annuitant and a designated second person and for the life of the survivor). Annuity payments will be made in monthly, quarterly, semi-annual or annual installments as you select. However, if the amount available to apply under an Annuity Option is less than $5,000, and state law permits, we have the right to pay the annuity in one lump sum. In addition, if the first payment provided would be less than $50, and state law permits, we shall have the right to require the frequency of payments be at quarterly, semi-annual or annual intervals so as to result in an initial payment of at least $50.

NO WITHDRAWALS OF CONTRACT VALUE ARE PERMITTED DURING THE ANNUITY PERIOD FOR ANY ANNUITY OPTION INVOLVING LIFE CONTINGENCIES.

The following Annuity Options are generally available under the Contract. Each is available in the form of either a Fixed Annuity or a Variable Annuity (or a combination of both Fixed and Variable Annuity). Fixed Account Contract Values will be applied to provide a Fixed Annuity. However, there may be restrictions in the retirement plan pursuant to which a Contract has been purchased. Annuity payments are made on the Valuation Date on or immediately following the tenth of the month, beginning on the Annuity Date.

Option A, Life Annuity. Monthly payments are made during the Annuitant's life, starting with the Annuity Date. No payments will be made after the Annuitant dies. It is possible for the payee to receive only one payment under this option, if the Annuitant dies before the second payment is due.

Option B, Life Annuity with Payments Guaranteed for 5 to 20 Years. Monthly payments are made starting on the Annuity Date. Payments will continue as long as the Annuitant lives. If the Annuitant dies before all of the guaranteed payments have been made, we will continue installments of the guaranteed payments to the Beneficiary.

Option C, Joint and Full Survivor Annuity. Monthly payments are made starting with the Annuity Date. Payments will continue as long as either the Annuitant or the joint Annuitant is alive. Payments will stop when both the Annuitant and the joint Annuitant have died. It is possible for the payee or payees under this option to receive only one payment, if both Annuitants die before the second payment is due.

Option D, Payments for a Specified Period Certain, 5 Years to 25 Years. Monthly payments are made starting on the Annuity Date, and continuing for the specified period of time, as elected. If the Annuitant dies before all of the guaranteed payments have been made, we will continue installments of the guaranteed payments to the Beneficiary.

OTHER OPTIONS

We may have other annuity options available. Information about them may be obtained by writing or calling us.

With respect to Contracts issued under Sections 401, 403(b) or 408 of the Internal Revenue Code, any payments will be made only to you and/or your spouse.

DEATH BENEFIT DURING ANNUITY PERIOD

If the Annuitant dies after the Annuity Date while the Contract is in force, the death proceeds, if any, will depend upon the Annuity Option in effect at the time of the payee's death. If the Annuitant dies after the Annuity Date and before the entire interest in the Contract has been distributed, the remaining interest, if any, as provided for in the Option elected, will be distributed at least as rapidly as under the method of distribution in effect at the Annuitant's death.

VARIABLE ANNUITY PAYMENTS

The basic objective of a Variable Annuity Contract is to provide Variable Annuity payments which will be to some degree responsive to changes in the economic environment. The amount of Variable Annuity Payments ("Payments") depends upon the investment experience of the Portfolios you have selected, any premium taxes, the age and sex of the Annuitant, and the Annuity Option chosen. We guarantee that the Payments will not be affected by (1) actual mortality experience and (2) the amount of our administration expenses.

The Contracts offered by this prospectus (except in states which require unisex annuity tables) contain life annuity tables that provide for different benefit payments to men and women of the same age. Nevertheless, in accordance with the U.S. Supreme Court's decision in Arizona Governing Committee v. Norris, in certain employment-related situations, annuity tables that do not vary on the basis of sex may be used. Accordingly, if the Contract is to be used in connection with an employment-related retirement or benefit plan, consideration should be given, in consultation with legal counsel, to the impact of Norris on any such plan before making any contributions under these Contracts.

The Payments may be more or less than the total Purchase Payments made because
(a) Payments vary with the investment results of the underlying Portfolios; (b) you bear the investment risk with respect to all amounts allocated to the Separate Account, and (c) Annuitants may die before the actuarial life expectancy is achieved. As such, the amount of the Payments cannot be predicted.

The duration of the Annuity Option will affect the dollar amounts of each Payment. For example, if an annuity option guaranteed for life is chosen, the Payments will be greater than Payments under an annuity option for a minimum specified period and guaranteed thereafter for life.

If the actual net investment experience is less than the assumed investment rate, then the dollar amount of the Payments will decrease. The dollar amount of the Payments will stay level if the net investment experience equals the assumed investment rate and the dollar amount of the Payments will increase if the net investment experience exceeds the assumed investment rate. The assumed annual investment rate is 3 1/2%.

                                 ADMINISTRATION

We have primary responsibility for all administration of the Contracts and the Separate Account. Our mailing address is P.O. Box 82532, Lincoln, Nebraska 68501-2532, and our telephone number is 1-800-865-5237.

The administrative services provided include, but are not limited to: issuance of the Contracts; maintenance of Contract Owner records; Contract Owner services; calculation of unit values; and preparation of Contract Owner reports.

Contract statements and transaction confirmations are mailed to you at least quarterly. You should therefore give us prompt written notice of any address change. You should read your statements and confirmations carefully and verify their accuracy. Questions about periodic statements should be communicated to us promptly. We will investigate all complaints and make any necessary adjustments retroactively, provided that we have received notice of a potential error within a reasonable time period after the date of the questioned statement. If we have not received notice of a potential error within this time, any adjustment shall be made as of the date that we receive notice of the potential error.

We will also provide you with such additional periodic and other reports, information and prospectuses as may be required by federal securities laws.

                                     TAXES

NOTE: The following description is based upon our understanding of current federal income tax law applicable to annuities in general. We cannot predict the probability that any changes in such laws will be made. Purchasers are cautioned to seek competent tax advice regarding the possibility of such changes. We do not guarantee the tax status of the Contracts. Purchasers bear the complete risk that the Contracts may not be treated as "annuity contracts" under federal income tax laws.

GENERAL

Section 72 of the Internal Revenue Code of 1986, as amended (the "Code") governs taxation of annuities in general. A Contract Owner who is a natural person is not taxed on increases in the value of a Contract until distribution occurs, either in the form of a non-annuity distribution or as annuity payments under the Annuity Option elected. For a lump sum payment received as a total surrender (total redemption), the recipient is taxed on the portion of the payment that exceeds the cost basis of the Contract. For a payment received as a withdrawal (partial redemption), federal tax liability is determined on a last-in, first-out basis, meaning taxable income is withdrawn before the cost basis of the Contract is withdrawn. For Contracts issued in connection with Non-Qualified Plans, the cost basis is generally the Purchase Payments, while for Contracts issued in connection with Qualified Plans there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates. Tax penalties may also apply.

For annuity payments, the taxable portion is determined by a formula which establishes the ratio that the cost basis of the Contract bears to the total value of annuity payments for the term of the annuity Contract. The taxable portion is taxed at ordinary income tax rates. Contract Owners, Annuitants and Beneficiaries under the Contracts should seek competent financial advice about the tax consequences of distributions under the retirement plan under which the Contracts are purchased.

All Non-Qualified annuity Contracts that are issued by the Company (or its affiliates) to the same Owner during any calendar year will be aggregated and treated as one annuity Contract for purposes of determining the amount includable in gross income under section 72(e) of the Code. Accordingly, an Owner should consult a competent tax adviser before purchasing more than one Non-Qualified annuity Contract. Further, if a Non-Qualified Contract has an Owner who is not a natural person, a change of Annuitant will cause the Contract to be treated as if the Contract Owner died.

A transfer of ownership of a Contract, the designation of an Annuitant or other Beneficiary who is not also the Owner, an assignment of a Contract or the exchange of a Contract may result in certain tax consequences to the Owner that are not discussed herein. An Owner contemplating any such transfer, assignment, or exchange of a Contract should contact a competent tax adviser with respect to the potential tax effects of such a transaction.

We are taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from us and its operations form a part of the Company.

WITHHOLDING TAX ON DISTRIBUTIONS

The Code generally requires us (or, in some cases, a plan administrator) to withhold tax on the taxable portion of any distribution or withdrawal from a Contract. For "eligible rollover distributions" from Contracts issued under certain types of Qualified Plans, 20% of the distribution must be withheld, unless the payee elects to have the distribution "rolled over" to another eligible plan in a direct "trustee to trustee" transfer. This requirement is mandatory and cannot be waived by the Contract Owner. Withholding on other types of distributions can be waived.

An "eligible rollover distribution" is the estimated taxable portion of any amount received by a covered employee from a plan qualified under Section 401(a) or 403(a) of the Code (these rules do not apply to Section 408(b) Contracts), or from a tax-sheltered annuity qualified under section 403(b) of the Code (other than (1) annuity payments for the life (or life expectancy) of the employee, or joint lives (or joint life expectancies) of the employee and his or her designated beneficiary, or for a specified period of ten years or more; and (2) distributions required to be made under the Code). Failure to "roll over" the entire amount of an eligible rollover distribution (including an amount equal to the 20% portion of the distribution that was withheld) could have adverse tax consequences, including the imposition of a penalty tax on premature withdrawals, described later in this section.

Withdrawals or distributions from a Contract other than eligible rollover distributions are also subject to withholding on the estimated taxable portion of the distribution, but the Contract Owner may elect in such cases to waive the withholding requirement. If not waived, withholding is imposed (1) for periodic payments, at the rate that would be imposed if the payments were wages, or (2) for other distributions, at the rate of 10%. If no withholding exemption certificate is in effect for the payee, the rate under (1) above is computed by treating the payee as a married individual claiming 3 withholding exemptions.

In addition, some states may require that state income tax be withheld.

TAX TREATMENT OF ASSIGNMENTS

An assignment of a Contract may have tax consequences, and may also be prohibited by ERISA in some circumstances. Owners should therefore consult competent legal advisers should they wish to assign their Contracts.

TAX TREATMENT OF WITHDRAWALS

QUALIFIED PLANS

Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any early distribution from qualified retirement plans, including contracts issued and qualified under Code Sections 401 (H.R. 10 and Corporate Pension and Profit Sharing Plans), 403(b) (Tax-Sheltered Annuities) and 408(b) (IRAs).

The tax penalty will not apply to the following distributions: (1) if distribution is made on or after the date on which the Contract Owner reaches age 59 1/2; (2) distributions following the death or disability of the Contract Owner or Annuitant (as applicable) (for this purpose "disability" is defined in Section 72(m)(7) of the Code); (3) distributions that are part of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the Contract Owner or Annuitant (as applicable) or the joint lives (or joint life expectancies) of such Contract Owner or Annuitant (as applicable) and his or her designated beneficiary; (4) distributions to a Contract Owner or Annuitant (as applicable) who has separated from service after he or she has attained age 55; (5) distributions made to the Contract Owner or Annuitant (as applicable) to the extent such distributions do not exceed the amount allowable as a deduction under Code Section 213 to the Contract Owner or Annuitant (as applicable) for amounts paid during the taxable year for medical care; and (6) distributions made to an alternate payee pursuant to a qualified domestic relations order.

The exceptions stated in items (4), (5) and (6) above do not apply in the case of an IRA.

Limitations imposed by the Code on withdrawals from tax-sheltered annuities are described above under "Purchases, Withdrawals and Contract Value -- Withdrawals (Redemptions)," on Page 18.

The taxable portion of a withdrawal or distribution from Contracts issued under certain types of plans may, under some circumstances, be "rolled over" into another eligible plan so as to continue to defer income tax on the taxable portion. Effective January 1, 1993, such treatment is available for any "eligible rollover distribution" made by certain types of plans (as described above under "Taxes -- Withholding Tax on Distributions," page 22) that is transferred within 60 days of receipt into a plan qualified under section 401(a) or 403(a) of the Code, a tax-sheltered annuity, an IRA, or an individual retirement account described in section 408(a) of the Code. Plans making such eligible rollover distributions are also required, with some exceptions specified in the Code, to provide for a direct "trustee to trustee" transfer of the distribution to an eligible transferee plan designated by the recipient.

Amounts received from IRAs may also be rolled over into other IRAs, individual retirements accounts or certain other plans, subject to limitations set forth in the Code.

NON-QUALIFIED PLANS

Section 72 of the Code governs treatment of distributions from annuity contracts. It provides that if the Contract Value exceeds the aggregate Purchase Payments made, any amount withdrawn not in the form of an annuity payment will be treated as coming first from the earnings and then, only after the income portion is exhausted, as coming from the principal. Withdrawn earnings are includable in a taxpayer's gross income. Section 72 further provides that a 10% penalty will apply to the income portion of any premature distribution. The penalty is not imposed on amounts received: (1) after the taxpayer reaches
59 1/2; (2) upon the death of the Contract Owner or Annuitant (as applicable);
(3) if the taxpayer is totally disabled; (4) in a series of substantially equal periodic payments made for the life of the taxpayer or for the joint lives of the taxpayer and his Beneficiary; (5) under an immediate annuity; or (6) which are allocable to purchase payments made prior to August 14, 1982.

Separate tax withdrawal penalties and restrictions apply to Qualified Plan Contracts.

                           DISTRIBUTION OF CONTRACTS

Contracts are sold by registered representatives of broker-dealers who are our licensed insurance agents, either individually or through an incorporated insurance agency. Commissions paid to broker-dealers may vary, but in the aggregate are not anticipated to exceed 6% of all Purchase Payments (on a present value basis). From time to time, additional sales incentives (up to 1% of Purchase Payments) may be provided to broker-dealers maintaining certain sales volume levels.

Lincoln Benefit Financial Services, Inc. ("LBFS") located at 206 South 13th Street, Lincoln, Nebraska 68508 serves as distributor of the Contracts. LBFS is a wholly-owned subsidiary of Lincoln Benefit Life Company. It is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the National Association of Securities Dealers, Inc.

                               LEGAL PROCEEDINGS

There are no pending legal proceedings affecting the Separate Account. The Company and its subsidiaries are engaged in various kinds of routine litigation which, in management's judgment, is not of material importance to their respective total assets or material with respect to the Separate Account.

                                 LEGAL MATTERS

Legal matters relating to the federal securities laws in connection with the Contracts described herein are being passed upon by the law firm of Katten Muchin & Zavis, 1025 Thomas Jefferson St., East Lobby-Suite 700, Washington, D.C. 20007-5201.

                             REGISTRATION STATEMENT

A registration statement has been filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933 as amended, with respect to the Contracts offered by this prospectus. This prospectus does not contain all the information set forth in the registration statement and the exhibits filed as part of the registration statement, to all of which reference is hereby made for further information concerning the Separate Account, the Company, and the Contracts. Statements found in this prospectus as to the terms of the Contracts and other legal instruments are summaries, and reference is made to such instruments as filed.

                              FINANCIAL STATEMENTS

The financial statements for Lincoln Benefit Life Company and the Separate Account are set forth in the Statement of Additional Information.

                          ADDITIONAL INFORMATION ABOUT
                              THE SEPARATE ACCOUNT

Additional information concerning the operations of the Separate Account is contained in a Statement of Additional Information, which is available without charge upon written request addressed to us. The contents of the Statement of Additional Information are tabulated below.

                               TABLE OF CONTENTS
                                  OF STATEMENT
                           OF ADDITIONAL INFORMATION

The Contract...............................   3
     Annuity Payments......................   3
     Annuity Unit Value....................   3
     Variable Annuity Payments
     --Illustrative Example................   4
Additional Federal Income Tax Information..   5
     Diversification--Separate
     Account Investments...................   5
     Multiple Contracts....................   6
     Qualified Plans.......................   6
Separate Account Performance...............   7
Financial Statements.......................  12

                                    APPENDIX

                        PORTFOLIOS AND PERFORMANCE DATA

                                PERFORMANCE DATA

From time to time the Separate Account may advertise the Fidelity Money Market Subaccount's "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Fidelity Money Market Subaccount refers to the net income earned by the Subaccount over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income earned during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by the investment is assumed to be reinvested at the end of each seven-day period. The "effective yield" will be slightly higher than the "yield" becasue of the compounding effect of this assumed reinvestment. Neither the yield nor the effective yield takes into consideration the effect of any capital changes that might have occurred during the seven day period, nor do they reflect the impact of premium taxes or any Withdrawal Charges. The impact of other, recurring charges on both yield figures is, however, reflected in them to the same extent it would effect the yield (or effective yield) for a Contract of average size.

In addition, the Separate Account may advertise an annualized 30-day (or one month) yield figure for Subaccounts other than the Fidelity Money Market Subaccount. These yield figures are based upon the actual performance of the Subaccount over a 30-day (or one month) period ending on a date specified in the advertisement. Like the total return data described above, the 30-day (or one month) yield data will reflect the effect of all recurring Contract charges (but will not reflect any Withdrawal charges or premium taxes). The yield figure is derived from net investment gain (or loss) over the period expressed as a fraction of the investment's value at the end of the period.

The Separate Account may also advertise standardized and non-standardized "total return" data for its Subaccounts. Like the yield figures described above, total return figures are based on historical data and are not intended to indicate future performance. The standardized "total return" compares the value of a hypothetical investment made at the beginning of the period, to the value of the same hypothetical investment at the end of the period (asssuming the deduction of any withdrawal charge imposed upon a complete redemption of the Contract at the end of the period). Recurring Contract charges are reflected in the standardized total return figures in the same manner as they are reflected in the yield data for Contracts funded through the Money Market Subaccount. The effect of applicable Withdrawal Charges are reflected in the standardized return figures.

In addition to the standardized "total return," the Separate Account may advertise non-standardized "total return." Non-standardized total return is calculated in a similar manner and for the same time periods as the standardized total return except that the Withdrawal Charge is not deducted. Further, an initial hypothetical investment of $20,000 is assumed (rather than the initial hypothetical investment of $1,000 used in computing standardized total return), since $20,000 is closer to the average Purchase Payment of a Contract which we expect to write.

The Separate Account may also disclose yield, standardized total return and non-standardized total return for time periods before the date the Separate Account commenced operations. In this case, performance data for the Subaccounts is calculated based on the performance of the Underlying Funds and assumes that the Subaccounts existed during the same time period as those of the Underlying Funds, with recurring contract charges equal to those currently assessed against the Subaccounts.

Advertisements we distribute may also compare the performance of our Subaccounts with: (a) certain unmanaged market indices, including but not limited to the Dow Jones Industrial Average, the Standard & Poor's 500, and the Shearson Lehman Bond Index; and/or (b) other management investment companies with investment objectives similar to the underlying funds being compared. This may include the performance ranking assigned by various publications, including but not limited to the Wall Street Journal, Forbes, Fortune, Money, Barron's, Business Week, USA Today, and statistical services, including but not limited to Lipper Analytical Services Mutual Fund Survey, Lipper Annuity and Closed End Survey, the Variable Annuity Research Data Survey, and SEI.

For a more complete description of Contract charges, see "Contract Charges," beginning at Page 12. More detailed information on the computation of advertised performance data for the Separate Account is contained in the Statement of Additional Information.

                      STATEMENT OF ADDITIONAL INFORMATION
                      -----------------------------------

        FLEXIBLE PREMIUM INDIVIDUAL DEFERRED VARIABLE ANNUITY CONTRACTS

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                    DEPOSITOR:  LINCOLN BENEFIT LIFE COMPANY

This Statement of Additional Information is not a prospectus; it should be read with the prospectus relating to the annuity contracts described above, a copy of which may be obtained without charge by written request addressed to:

                          Lincoln Benefit Life Company
                                 P.O. Box 82532
                         Lincoln, Nebraska  68501-2532


              THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION
                AND OF THE RELATED PROSPECTUS IS:  MAY 1, 1996.

                               TABLE OF CONTENTS

                                                                     PAGE
                                                                     ----

THE CONTRACT........................................................   3

     ANNUITY PAYMENTS...............................................   3

     ANNUITY UNIT VALUE.............................................   3

     VARIABLE ANNUITY PAYMENTS
      - ILLUSTRATIVE EXAMPLE........................................   4

ADDITIONAL FEDERAL INCOME TAX INFORMATION...........................   5

     DIVERSIFICATION - SEPARATE ACCOUNT INVESTMENTS.................   5

     MULTIPLE CONTRACTS.............................................   6

     QUALIFIED PLANS................................................   6

SEPARATE ACCOUNT PERFORMANCE........................................   7

FINANCIAL STATEMENTS................................................  12

                                  THE CONTRACT

ANNUITY PAYMENTS

INITIAL MONTHLY ANNUITY PAYMENT

The initial annuity payment is determined by applying the Contract Value on the Valuation Date next preceding the Annuity Date, less any state premium tax payable and any applicable Withdrawal Charges, to the annuity table specified in the Contract (or, if more favorable to the payee, the annuity tables in effect as of the Annuity Date for similar immediate annuity contracts issued by the Company). Those tables are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the sex (except where, as in the case of certain Qualified Plans and other employer-sponsored retirement plans, such classification is not permitted) and age of the Annuitant and designated second person, if any.

The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor appearing in the table to compute the amount of the first monthly annuity payment. In the case of a Variable Annuity, that amount is divided by the value of an Annuity Unit as of the Valuation Date next preceding the Annuity Date to establish the number of Annuity Units representing each Variable Annuity payment (a separate computation is made for each Subaccount funding the Variable Annuity). The number of Annuity Units for each Subaccount determined for the first Variable Annuity payment remains constant for the second and subsequent monthly Variable Annuity payments from that Subaccount.

SUBSEQUENT MONTHLY PAYMENTS

For a Fixed Annuity, the amount of the second and each subsequent monthly annuity payment is the same as that determined above for the first monthly payment.

The amount of the second and each subsequent monthly Variable Annuity payment from each Subaccount is determined by multiplying the number of Annuity Units, as determined in connection with the determination of the initial monthly payment, above, by the Annuity Unit Value of the Subaccount as of the Valuation Period next preceding the date on which each annuity payment is due.

ANNUITY UNIT VALUE

The value of an Annuity Unit is determined independently for each Subaccount, but was initially set at $100.00.

The annuity tables contained in the Contract are based on a 3.5% per annum assumed investment rate. If the actual net investment rate experienced by a Subaccount exceeds 3.5%, Variable Annuity payments derived from allocations to that Subaccount will increase over time. Conversely, if the actual rate is less than 3.5%, the Variable Annuity payments will decrease over time. If the net investment rate equals 3.5%, the Variable Annuity payments will remain constant. If a higher assumed investment rate had been used, the initial monthly payment would be higher, but the actual net investment rate would also have to be higher in order for annuity payments to increase (or not to decrease).

The payee receives the value of a fixed number of Annuity Units each month from each Subaccount funding the Variable Annuity. The value of a fixed number of Annuity Units will reflect the investment performance of the Subaccounts elected, and the amount of each annuity payment will vary accordingly.

For each Subaccount, the value of an Annuity Unit for any Valuation Period is determined by multiplying the Annuity Unit Value for the immediately preceding Valuation Period by the Net Investment Factor for the Valuation Period for which the Annuity Unit Value is being calculated. The result is then divided by a second factor which offsets the effect of the assumed net investment rate of 3.5% per annum which is built into the annuity tables contained in the Contract. The Net Investment Factor is described below.

NET INVESTMENT FACTOR

The Net Investment Factor is an index applied to measure the net investment performance of a Subaccount from one Valuation Date to the next. The Net Investment Factor may be greater or less than or equal to one; therefore, the value of an Annuity Unit may increase, decrease or remain the same.

The Net Investment Factor for any Subaccount for any Valuation Period is determined by dividing (a) by (b) and then subtracting (c) from the result where:

     (a)  is the net result of:

          (1) the net asset value of a Portfolio share held in the Subaccount determined as of the Valuation Date at the end of the Valuation Period, plus

          (2) the per share amount of any dividend or other distribution declared by the Portfolio if the "ex-dividend" date occurs during the Valuation Period, plus or minus

          (3) a per share credit or charge with respect to any taxes which we paid or for which we reserved during the Valuation Period which are determined by us to be attributable to the operation of the Subaccount (no federal income taxes are applicable under present law);

     (b) is the net asset value of the Portfolio share held in the Subaccount determined as of the Valuation Date at the end of the preceding Valuation Period; and

     (c) is the asset charge factor we determine for the Valuation Period to reflect the charges for assuming the mortality and expense risks and for the administrative expense charge.

ILLUSTRATIVE EXAMPLE

Assume that one share of a given Subaccount's underlying Portfolio had a net asset value of $11.46 as of the close of the New York Stock Exchange ("NYSE") on a Tuesday; that its net asset value had been $11.44 at the close of the NYSE on Monday, the day before; and that no dividends or other distributions on that share had been made during the intervening Valuation Period. The Net Investment Factor for the Valuation Period (ending on Tuesday's close of the NYSE) is:

      Net Investment Factor = ($11.46/$11.44) - 0.0000384 = 1.0017099

The amount subtracted from the ratio of the two net asset values (0.0000384) is the daily equivalent of the annual asset charge against the Subaccount of 1.40%.

In the example given above, if the Annuity Unit value for the Subaccount was $101.03523 on Monday, the Annuity Unit Value on Tuesday would have been:

                    $101.03523 x 1.0017099  = $101.19845
                    ----------------------
                         1.0000943

VARIABLE ANNUITY PAYMENTS -- ILLUSTRATIVE EXAMPLE

Assume that a male Contract owner, P, owns a Contract in connection with which P has allocated all of his Contract Value to a single Subaccount. P is also the sole Annuitant and, at age 60, has elected to annuitize his Contract under Option B, Life and 10 Years Certain. As of the last Valuation Date preceding the Annuity Date, P's Account was credited with 7543.2456 Accumulation Units each having a value of $15.432655. (i.e., P's Account Value at that Date is equal to 7543.2456 x $15.432655 = $116,412.31). There are no premium taxes payable upon annuitization and no Withdrawal Charges are applicable. Assume also that the Annuity Unit value for the Subaccount at that same Date is $132.56932, and that the Annuity Unit value on the Valuation Date immediately prior to the second annuity payment date is $133.27695.

P's first Variable Annuity payment is determined from the annuity rate tables in P's Contract, using the information assumed above. From the tables, which supply monthly annuity payments for each $1,000 of applied Contract Value, P's first Variable Annuity payment is determined by multiplying the monthly installment of $5.44 by the result of dividing P's Account Value by $1,000:

          First Payment = $5.44 x ($116,412.31/$1,000) = $633.28

The number of P's Annuity Units is also determined at this time and is equal to the amount of the first Variable Annuity payment divided by the value of an Annuity Unit at the Valuation Date immediately prior to annuitization:

          Annuity Units = $633.28 / $132.56932 = 4.77697

P's second Variable Annuity payment is determined by multiplying the number of Annuity Units by the Annuity Unit value as of the Valuation Date immediately prior to the second payment due date:

          Second Payment =  4.77697 x $133.27695 = $636.66

The third and subsequent Variable Annuity payments are computed in a manner similar to the second Variable Annuity payment.

Note that the amount of the first Variable Annuity payment depends on the Contract Value in the relevant Subaccount on the Annuity Date and thus reflects the investment performance of the Subaccount net of fees and charges during the Accumulation Period. The amount of that payment determines the number of Annuity Units, which will remain constant during the Annuity Period. The net investment performance of the Subaccount during the Annuity Period is reflected in continuing changes during that Period in the Annuity Unit value, which determines the amounts of the second and subsequent Variable Annuity payments.


                   ADDITIONAL FEDERAL INCOME TAX INFORMATION

DIVERSIFICATION - SEPARATE ACCOUNT INVESTMENTS

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not adequately diversified, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"). Disqualification of the Contract as an annuity contract would result in imposition of federal income tax to the Contract Owner with respect to earnings allocable to the Contract prior to the receipt of payments under the Contract. The Code contains a safe harbor provision which provides that annuity contracts such as the Contracts meet the diversification requirements if, as of the close of each quarter, the underlying assets meet the diversification standards for a regulated investment company, and no more than 55% of the total assets consist of cash, cash items, U.S. Government securities and securities of other regulated investment companies. For purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, each United States government agency or instrumentality is treated as a separate issuer.

The Treasury Department has issued Regulations that establish diversification requirements for the investment accounts underlying variable contracts such as the Contracts. The Regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the Regulations, an investment account will be deemed adequately diversified if (1) no more than 55% of the value of the total assets of the account is represented by any one investment; (2) no more than 70% of the value of the total assets of the account is represented by any two investments; (3) no more than 80% of the value of the total assets of the account is represented by any three investments; and (4) no more than 90% of the value of the total assets of the account is represented by any four investments. These diversification standards are applied to each Subaccount of the Separate Account by applying them to the investments of the Portfolio underlying the Subaccount.

The Company intends that each of the Portfolios will be managed by its respective investment adviser in such a manner as to comply with these diversification requirements.

In connection with the issuance of the regulations on diversification requirements, the Treasury announced that such regulations do not provide guidance concerning the extent to which Owners may direct their investments among Subaccounts of a Variable Account. The Internal Revenue Service has previously stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the owner possesses incidents of ownership in those assets such as the ability to exercise investment control over the assets. At the time of the issuance of the diversification regulations, the Treasury announced that guidance would be issued in the future on the extent to which owners could direct their investments among subaccounts without being treated as owners of the underlying assets of the Variable Account. As of the date of this prospectus, no such guidance has been issued. It is possible that the Treasury's position, when announced, may adversely affect the tax treatment of existing contracts. The Company, therefore, reserves the right to modify the contract as necessary to attempt to prevent the Owner from being considered the owner of the assets of the Variable Account or otherwise to attempt to qualify the contract for favorable tax treatment.

MULTIPLE CONTRACTS

Federal tax law provides that multiple annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such multiple contracts. Contract Owners should consult a tax adviser prior to purchasing more than one annuity contract in any calendar year.

QUALIFIED PLANS

The Contracts offered by this prospectus are designed to be suitable for use under various types of Qualified Plans. Taxation of Contract Owners in Qualified Plans varies with the type of plan and terms and conditions of each specific plan. Contract Owners, Annuitants and Beneficiaries are cautioned that benefits under a Qualified Plan may be subject to the terms and conditions of the Plan, regardless of the terms and conditions of the Contracts issued pursuant to the plan.

Following are general descriptions of the types of Qualified Plans with which the Contracts may be used. Such descriptions are not exhaustive and are for general information purposes only. The tax rules regarding Qualified Plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a Contract issued under a Qualified Plan.

Contracts issued pursuant to Qualified Plans include special provisions restricting Contract provisions that may otherwise be available and described in this prospectus. Generally, Contracts issued pursuant to Qualified Plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to surrenders from Contracts issued under Qualified Plans.

     (A)  H.R. 10 PLANS

     Section 401 of the Code permits self-employed individuals to establish Qualified Plans for themselves and their employees, commonly referred to as "H.R. 10" or "Keogh" Plans. Contributions made to the Plan for the benefit of the employees will not be included in the gross income of the employees until distributed from the Plan. The tax consequences to employers may vary depending upon the particular Plan design. However, the Code places limitations and restrictions on all Plans on such items as: amounts of allowable contributions; form, manner and timing of distributions; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of Contracts for use with an H.R. 10 Plan should obtain competent tax advise as to the tax treatment and suitability of such an investment.

     (B)  TAX-SHELTERED ANNUITIES

     Section 403(b) of the Code permits the purchase of "Tax-Sheltered Annuities" by public schools and certain charitable, educational and scientific organizations described in Section 501(c)(3) of the Code. These qualifying employers may make contributions to the Contracts for the benefit of their employees. Such contributions are not includible in the gross income of the employee until the employee receives distributions from the Contract. The amount of contributions to the Tax-Sheltered Annuity is limited to certain maximums imposed by the Code. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, nondiscrimination and withdrawals. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an investment.

     (C)  INDIVIDUAL RETIREMENT ANNUITIES

     Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" ("IRA"). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual's gross income. These IRAs are subject to limitations on eligibility, contributions, transferability and distributions. Sales of Contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of Contracts to be qualified as IRAs should obtain competent tax advice as to the tax treatment and suitability of such an investment.

     (D)  CORPORATE PENSION AND PROFIT-SHARING PLANS

     Sections 401(a) and 401(k) of the Code permit corporate employers to establish various types of retirement plans for employees. These retirement plans may permit the purchase of the Contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employee until distributed from the plan. The tax consequences to employers may vary depending upon the particular plan design. However, the Code places limitations on all plans on such items as amount of allowable contributions; form, manner and timing of distributions; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of Contracts for use with corporate pension or profit sharing plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

     (E)  DEFERRED COMPENSATION PLANS - SECTION 457

     Section 457 of the Code, while not actually providing for a Qualified Plan as that term is normally used, provides that governmental and certain other tax exempt employers may establish deferred compensation plans for the benefit of their employees which may invest in annuity contracts. The Code, as in the case of Qualified Plans, establishes limitations and restrictions on eligibility, contributions, and distributions. Under these plans, contributions made for the benefit of the employees will not be includible in the employees' gross income until distributed from the plan. However, under a 457 plan all the compensation deferred under the plan must remain solely the property of the employer, subject only to the claims of the employer's general creditors, until such time as made available to an employee or a beneficiary.


                          SEPARATE ACCOUNT PERFORMANCE

Performance data for the various Subaccounts are computed in the manner described below.

FIDELITY MONEY MARKET SUBACCOUNT

Current yield is computed by first determining the Base Period Return attributable to a hypothetical Contract having a balance of one Accumulation Unit at the beginning of a 7 day period using the formula:

Base Period Return = (EV-SV)/(SV)

     where:

          SV = value of one Accumulation Unit at the start of a 7 day period EV = value of one Accumulation Unit at the end of the 7 day period

The value of the Accumulation Unit at the end of the period (EV) is determined by (1) adding, to the value of the Unit at the beginning of the period (SV), the investment income from the underlying Variable Insurance Products Fund Money Market Portfolio attributed to the Unit over the period, and (2) subtracting, from the result, the sum of (a) the portion of the annual Mortality and Expense Risk and Administrative Expense Charges allocable to the 7 day period (obtained by multiplying the annually-based charges by the fraction 7/365), and (b) a prorated portion of the annual Contract Administration Charge of $25 per contract. The total Contract Administration Charge is allocated between the Subaccounts in proportion to the respective Contract Values similarly allocated. The Charge is further reduced, for purposes of the yield computation, by multiplying it by the ratio that the value of the hypothetical Contract bears to the value of an account of average size for Contracts funded by the Fidelity Money Market Subaccount. Finally, as is done with the other charges discussed above, the result is multiplied by the fraction 7/365 to arrive at the portion attributable to the 7 day period. The current yield is then obtained by annualizing the Base Period Return:

          Current Yield = (Base Period Return) x (365/7)

The Fidelity Money Market Subaccount also quotes an "effective yield" that differs from the current yield given above in that it takes into account the effect of dividend reinvestment in the Variable Insurance Products Fund Money Market Portfolio. The effective yield, like the current yield, is derived from the Base Period Return over a 7 day period. However, the effective yield accounts for dividend reinvestment by compounding the current yield according to the formula:

                                                     365/7-
          Effective Yield = [(Base Period Return + 1)      1].

Net investment income for yield quotation purposes will not include either realized capital gains and losses or unrealized appreciation and depreciation, whether reinvested or not. The yield quotations also do not reflect any impact of premium taxes, transfer fees, or Withdrawal Charges.

The yields quoted should not be considered a representation of the yield of the Fidelity Money Market Subaccount in the future since the yield is not fixed. Actual yields will depend not only on the type, quality and maturities of the investments held by the Variable Insurance Products Fund Money Market Portfolio and changes in interest rates on such investments, but also on factors such as a Contract Owner's account size (since the impact of fixed dollar charges will be greater for small accounts than for larger accounts).

Yield information may be useful in reviewing the performance of the Fidelity Money Market Subaccount and for providing a basis for comparison with other investment alternatives. However, the Fidelity Money Market Subaccount's yield fluctuates, unlike bank deposits or other investments that typically pay a fixed yield for a stated period of time.

OTHER SUBACCOUNTS

Subaccounts of the Separate Account other than the Money Market Subaccount compute their performance data in terms of an annualized "yield" and/or as "total return".

Yield

Yield will be expressed as an annualized percentage derived from the Subaccount's performance over a stated 30-day (or one month) period. Like the yield figures for the Fidelity Money Market Subaccount, the 30-day (or one month) annualized yield figures will reflect all recurring Contract charges and will not reflect Withdrawal Charges, transfer fees or premium taxes. To arrive at the yield percentage over the 30-day (or one month) period, the net income per Accumulation Unit of the Subaccount during the period is divided by the value of an Accumulation Unit as of the end of the period. The yield figure is then annualized by assuming monthly compounding of the 30-day (or one month) figure over a six month period and then doubling the result.

     The formula used in computing the yield figure is:

                                        6
               Yield = 2   ( ((a-b) + 1)  - 1)
                              -----
                               cd

     where:

     a  = net investment income earned during the period by the underlying
          Portfolio attributable to its shares held in the Subaccount;
     b  = expenses accrued for the period (net of reimbursements);
     c  = average daily number of Accumulation Units outstanding during the period; and
     d = the net asset value of an Accumulation Unit on the last day of the period.

The yield figures for the Subaccounts other than the Fidelity Money Market Subaccount reflect all recurring Contract charges, as described in the explanation of the yield computation for the Fidelity Money Market Subaccount. Like the Fidelity Money Market Subaccount's yield figures, the yield figures for the other Subaccounts are derived from past performance and should not be taken as predictive of future results.

Standardized Total Return

Standardized total return for a Subaccount represents a single computed annual rate of return that, when compounded annually over a specified time period (one, five, and ten years, or since inception) and applied to a hypothetical initial investment in a Contract funded by that Subaccount made at the beginning of the period, will produce the same Contract Value at the end of the period that the hypothetical investment would have produced over the same period. The standardized total rate of return (T) is computed so that it satisfies the formula:

                     n
               P(1+T)  = ERV

where:    P = a hypothetical initial payment of $1,000
          T = average annual total return
          n = number of years
          ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one, five, or ten year period as of the end of the period (or fractional portion thereof).

The standardized total return figures reflect the effect of both non-recurring and recurring charges, as discussed herein. Recurring charges are taken into account in a manner similar to that used for the yield computations for the Fidelity Money Market Subaccount, described above. The applicable Withdrawal Charge (if any) is deducted as of the end of the period, to reflect the effect of the assumed complete redemption. Because the impact of Contract Administration Charges on a particular Contract Owner's account will generally differ from that assumed in the computation, due to differences between most actual allocations and the assumed one, as well as differences due to varying account sizes, the total return experienced by an actual Subaccount over the same time periods would generally have been different from those produced by the computation. As with the Fidelity Money Market and other Subaccount yield figures, standardized total return figures are derived from historical data and are not intended to be a projection of future performance.

Non-Standardized Total Return

Non-standardized total return for a Subaccount represents a single computed annual rate of return that, when compounded annually over a specified time period (one, five, and ten years, or since inception) and applied to a hypothetical initial investment in a Contract funded by that Subaccount made at the beginning of the period, will produce the same Contract Value at the end of the period that the hypothetical investment would have produced over the same period. The total rate of return (T) is computed so that it satisfies the formula:

                     n
               P(1+T)  = ERV

where:    P = a hypothetical initial payment of $20,000
          T = average annual total return
          n = number of years

          ERV = ending redeemable value of a hypothetical $20,000 payment made at the beginning of the one, five, or ten year period as of the end of the period (or fractional portion thereof).

An initial hypothetical investment of $20,000 is assumed (rather than the initial hypothetical investment of $1,000 used in computing standardized total return) since $20,000 is closer to the average Purchase Payment of a Contract which we expect to write. The non-standardized total return figures reflect the effect of recurring charges, as discussed herein. Because the impact of Contract Administration Charges on a particular Contract Owner's account will generally differ from that assumed in the computation, due to differences between most actual allocations and the assumed one, as well as differences due to varying account sizes, the total return experienced by the actual Subaccount over the same time periods would generally have been different from those produced by the computation. As with the standardized total return figures, non-standardized total return figures are derived from historical data and are not intended to be a projection of future performance.

Time Periods Before the Date the Separate Account Commenced Operations

The Separate Account may also disclose yield, standardized total return and non-standardized total return for time periods before the date the Separate Account commenced operations. In this case, performance data for the Subaccounts is calculated based on the performance of the Underlying Funds and assumes that the Subaccounts existed during the same time period as those of the Underlying Funds, with recurring contract charges equal to those currently assessed against the Subaccounts.


   TOTAL RETURN -- AS OF DECEMBER 31, 1995 -- ASSUMING CONTRACT SURRENDERED

                                                                        AVERAGE ANNUAL TOTAL RETURN/3/
                                                    --------------------------------------------------------------------
                                                    1 Year          5 Year             10 Years          Since Inception
                                                    --------------------------------------------------------------------
                         Inception Date/2/            %               %                   %                     %
                         --------------             --------------------------------------------------------------------

FIDELITY
 Money Market/1/                 4/1/82                n/a             n/a               n/a                      n/a
 Growth                         10/9/86              30.36           18.65               n/a                    13.17
 Equity-Income                  10/9/86              29.66           19.14               n/a                    11.57
 Overseas                       1/28/87               3.96            6.03               n/a                     7.21
 Asset Manager                   9/6/89              10.72           10.56               n/a                     9.59
 Contrafund                      1/3/95                n/a             n/a               n/a                      n/a

SCUDDER
 Bond                           7/16/85              26.36           10.16              8.27                     8.16
 Balanced                       7/16/85              31.26           12.28              9.93                     9.97

JANUS
 Flexible Income                9/13/93              14.81             n/a               n/a                     5.37
 Balanced                       9/13/93              15.98             n/a               n/a                     7.49
 Growth                         9/13/93              21.32             n/a               n/a                    10.00
 Aggressive Growth              9/13/93              19.73             n/a               n/a                    17.36
 Worldwide Growth               9/13/93              18.78             n/a               n/a                    10.41

FEDERATED
 High Income Bond Fund II        3/1/94              11.20             n/a               n/a                     3.20
 Utility Fund II                2/11/94              14.75             n/a               n/a                     3.38
 U.S. Gov't. Securities II      3/28/94               0.20             n/a               n/a                     0.87

INVESTMENT ADVISERS, INC. (IAI)
 Regional                       1/31/94              24.39             n/a               n/a                    12.80
 Reserve                         4/7/94              -3.26             n/a               n/a                    -1.26
 Balanced                        2/3/94               7.39             n/a               n/a                     3.51


1   An investment in Fidelity Money Market is neither insured nor guaranteed by the U.S. Government and there can be no assurance that Fidelity Money Market will maintain a stable $1.00 share price.

2   Some of the underlying investment options were active before January 2,
1994, the effective date of the Investor's Select Separate Account. Where applicable, performance includes hypothetical performance for periods before the investment option was available in Investor's Select, applying contract charges assessed at the Separate Account level to approximate the performance the investment option would have achieved inside the Separate Account.

3 Total returns include change in share price, reinvestment of dividends, and capital gains. The performance figures: (1) represent past performance and neither guarantee nor predict future investment results; (2) assume an initial hypothetical investment of $1,000 as required by the Securities and Exchange Commission (SEC); and (3) reflect the deduction of 1.4% annual asset charges, a $25 annual contract administration charge, and a maximum 7% contingent deferred sales charge (declining after two years). The investment return and value of an Investor's Select contract will fluctuate so that a contract, when surrendered, may be worth more or less than the amount of its purchase payments.

n/a- Performance data has not been available for some investment options for the full 1, 5, or 10 year periods (see Inception Date). Investment options with a 9/13/93 inception date or later will not have meaningful performance to report for many of the periods indicated.

 TOTAL RETURN -- AS OF DECEMBER 31, 1995 -- ASSUMING CONTRACT NOT SURRENDERED
                                                              ---

                                                                                             ---------------------------------------
                                                                                                      AVERAGE ANNUAL RETURN/5/
                                                                                             ---------------------------------------
  INVESTMENT OPTIONS              Inception    Monthly Return/5/     Total Return YTD/5/      1 Year     5 Year     Since Inception
                                   Date/4/            %                     %                    %         %               %
                                 ----------    -----------------     -------------------     ---------------------------------------
FIDELITY
Money Market/1/                    4/1/82             n/a                     n/a                n/a        n/a            n/a
 Growth                           10/9/86           -3.24                   33.32              33.34      18.95          13.17
 Equity-Income                    10/9/86            2.80                   33.02              33.05      19.49          11.57
 Overseas                         1/28/87            2.83                    8.02               8.02       6.49           7.21
 Asset Manager                     9/6/89            2.40                   15.18              15.19      11.05           9.79
 Contrafund                        1/3/95             n/a                     n/a                n/a        n/a            n/a
SCUDDER
 Bond                             7/16/85            1.57                   30.35              30.38      10.56           8.16
 Balanced                         7/16/85            0.33                   34.73              34.76      12.62           9.97
JANUS
 Flexible Income/2/               9/13/93            2.02                   21.99              22.01        n/a           7.78
 Balanced                         9/13/93            2.21                   22.90              22.92        n/a           9.83
 Growth                           9/13/93            1.36                   28.18              28.20        n/a          12.28
 Aggressive Growth                9/13/93            5.21                   25.56              25.57        n/a          19.46
 Worldwide Growth                 9/13/93            4.64                   25.44              25.46        n/a          12.68
FEDERATED
 High Income Bond II/3/            3/1/94            1.52                   18.53              18.55        n/a           6.87
 Utility Fund II/3/               2/11/94            3.42                   22.28              22.30        n/a           6.94
 U.S. Gov't. Securities II/3/     3/28/94            0.98                    7.11               7.11        n/a           4.76
INVESTMENT ADVISERS, INC. (IAI)
 Regional                         1/31/94            3.22                   31.29              31.31        n/a          16.03
 Reserve                           4/7/94            0.24                    3.67               3.67        n/a           2.75
 Balanced                          2/3/94           -0.72                   14.42              14.43        n/a           7.01


                                                                                               -------------------------------------
                                                    Cumulative        SEC 7-Day      SEC               CALENDAR YEAR RETURN/5/
                                                   Total Return       Effective     7-Day      -------------------------------------
  INVESTMENT OPTIONS             Inception/4/     Monthly Return/5/      Yield       Yield           1992        1993        1994
                                    Date                 %                %           %               %           %            %
                                -------------    -----------------    ---------    -------     -------------------------------------
FIDELITY
 Money Market/1/                   4/1/82                n/a             n/a        n/a             n/a           n/a         n/a
 Growth                           10/9/86             213.08                                       7.67         17.56       -1.52
 Equity-Income                    10/9/86             174.62                                      15.12         16.50        5.44
 Overseas                         1/28/87              86.09                                     -12.07         35.27        0.20
 Asset Manager                     9/6/89              80.34                                      10.02         19.40       -7.52
 Contrafund                        1/3/95                n/a                                        n/a           n/a         n/a
SCUDDER
 Bond                             7/16/85             127.23                                       5.39         10.68       -6.23
 Balanced                         7/16/85             170.17                                       5.34          5.82       -3.53
JANUS
 Flexible Income/2/               9/13/93              18.77                                        n/a           n/a       -2.40
 Balanced                         9/13/93              24.04                                        n/a           n/a       -0.70
 Growth                           9/13/93              30.48                                        n/a           n/a        1.21
 Aggressive Growth                9/13/93              50.45                                        n/a           n/a       14.56
 Worldwide Growth                 9/13/93              31.54                                        n/a           n/a       -0.01
FEDERATED
 High Income Bond II/3/            3/1/94              12.96                                        n/a           n/a         n/a
 Utility Fund II/3/               2/11/94              13.47                                        n/a           n/a         n/a
 U.S. Gov't. Securities II/3/     3/28/94               8.54                                        n/a           n/a         n/a
INVESTMENT ADVISERS, INC. (IAI)
 Regional                         1/31/94              32.92                                        n/a           n/a         n/a
 Reserve                           4/7/94               4.82                                        n/a           n/a         n/a
 Balanced                          2/3/94              13.79                                        n/a           n/a         n/a

The performance figures represent past performance and neither guarantee nor predict future investment results.

1     An investment in Fidelity Money Market is neither insured nor guaranteed by the U.S. Government and there can be no assurance that Fidelity Money Market will maintain a stable $1.00 share price.

2, 3 Total returns reflect the investment adviser waived all or part of its fee or reimbursed the investment options for a portion of its expenses. Otherwise, total returns would have been lower.

4     Some of the underlying investment options were active before January 2,
1994, the effective date of the Investor's Select Separate Account. Where applicable, performance includes hypothetical performance for periods before the investment option was available in Investor's Select, applying contract charges assessed at the Separate Account level to approximate the performance the investment option would have achieved inside the Separate Account.

5     Total returns include change in share price, reinvestment of dividends, and capital gains. An initial hypothetical investment of $20,000 is assumed since this is closer to the average purchase payment of a contract expected to be written than the $1,000 assumed for SEC required returns shown on page 10. Returns reflect deductions of 1.4% annual asset charges and a $25.00 annual contract administration charge, but do not include the applicable contingent deferred sales charge. The impact of the annual contract administration charge on investment returns will vary depending on the size of the contract.

n/a- Performance data is not available for all or part of the period indicated (see Inception Date). Investment options with a 9/13/93 inception date or later will not have meaningful performance to report for the periods indicated.

                             FINANCIAL STATEMENTS*

The financial statements of the Separate Account and for Lincoln Benefit Life Company appearing in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent certified public accountants, as stated in their reports. Such financial statements have been included herein in reliance upon the reports of Deloitte & Touche LLP. The Company's financial statements should be considered only as bearing upon the ability of Lincoln Benefit Life Company to meet its obligations under the Contracts. The amounts of the Variable Annuity payments under a Contract are not dependent upon the financial condition of Lincoln Benefit Life Company and are not guaranteed by Lincoln Benefit Life Company.

*To be filed by post-effective amendment.

                                    PART C
                                    ------

                               OTHER INFORMATION
                               -----------------

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements
---  --------------------

     The following financial statements are included in Part A of the Registration Statement:

               None

     The following financial statements are included in Part B of the Registration Statement:

               **

     The following financial statements are included in Part C of the Registration Statement:

               None

(b)  Exhibits
---  --------
     (1)  Resolution Establishing Separate Account.........  *
     (2)  Custody Agreements...............................  Not Applicable
     (3)  (a) Form of Underwriting Agreement...............  *
          (b) Form of Selling Agreement....................  *
     (4)  Variable Annuity Contract........................  *
     (5)  Application for Contract.........................  *
     (6)  Depositor - Corporate Documents
          (a) Articles of Incorporation....................  *
          (b) By-Laws......................................  *
     (7)  Reinsurance Contract.............................  *
     (8)  Forms of Fund Participation Agreement:
          (a) Janus Aspen Series...........................  *
          (b) Variable Insurance Products Fund.............  *
          (c) Variable Insurance Products Fund II..........  *
          (d) IAI Retirement Funds, Inc....................  *
          (e) Federated Insurance Fund Management Series...  *
          (f) Scudder Variable Life Investment Fund........  *
     (9)  Opinion of Counsel...............................  *
     (10) Consent of Independent Accountant................  **
     (11) Financial Statements Omitted from Item 23........  Not Applicable
     (12) Initial Capitalization Agreement.................  *
     (13) Performance Computations.........................  Herewith

*    Previously Filed
**   To be filed by post-effective amendment

                                       A

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

     The directors and principal officers of Lincoln Benefit Life Company are listed below. Their principal business address is 206 South 13th Street, Lincoln, Nebraska 6508.

     NAME                     POSITION/OFFICE WITH DEPOSITOR
     ----                     ------------------------------
     Louis G. Lower, III      Chairman of the Board of Directors and
                                Chief Executive Officer
     Fred H. Jonske           Director, President and Chief Operating Officer
     Douglas F. Gaer          Director, Senior Vice President
     Janet P. Anderbery       Vice President and Controller
     Peter H. Heckman         Director
     William F. Krueger       Director and Senior Vice President
     John J. Morris           Director, Senior Vice President and Secretary
     Lawrence Pollock         Director
     Robert E. Rich           Director, Senior Vice President, Treasurer
                                and Assistant Secretary
     Theodore A. Schnell      Director
     Stephen W. Sutton        Director and Senior Vice President
     Michael J. Velotta       Director
     Carol S. Watson          Director, Senior Vice President
                                and General Counsel
     B. Eugene Wraith         Director, and Senior Vice President
     Thomas J. Berney         Vice President
     John H. Coleman III      Vice President
     Marvin P. Ehly           Vice President
     Kenny L. Gettman         Vice President
     Georgia G. Feiste        Vice President
     Theodore J. Kooser       Vice President
     Shirley A. Overly        Vice President
     Dean M. Way              Vice President

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT

     See 10-K Commission File #1-11840, The Allstate Corporation

ITEM 27.  NUMBER OF CONTRACT OWNERS

     As of February 14, 1996, the Registrant has 2,015 qualified contract owners and 1,552 non-qualified contract owners.

ITEM 28.  INDEMNIFICATION

     The Articles of Incorporation of Lincoln Benefit Life Company (Depositor) provide for the indemnification of its directors and officers against expenses, judgments, fines and amounts paid in settlement as incurred by such person, so long as such person shall not have been adjudged to be liable for negligence or misconduct in the performance of a duty to the Company. This right of indemnity is not exclusive of other rights to which a director or officer may otherwise be entitled.

                                       B

     The by-laws of Lincoln Benefit Financial Services, Inc. (Distributor) provide that the corporation will indemnify a director, officer, employee or agent of the corporation to the full extent of Delaware law. In general, Delaware law provides that a corporation may indemnify a director, officer, employee or agent against expenses, judgments, fines and amounts paid in settlement if that individual acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. No indemnification shall be made for expenses, including attorney's fees, if the person shall have been judged to be liable to the corporation unless a court determines such person is entitled to such indemnity. Expenses incurred by such individual in defending any action or proceeding may be advanced by the corporation so long as the individual agrees to repay the corporation if it is later determined that he or she is not entitled to such indemnification.

     Under the terms of the form of Underwriting Agreement, the Depositor agrees to indemnify the Distributor for any liability that the latter may incur to a Contract owner or party-in-interest under a Contract, (a) arising out of any act or omission in the course of or in connection with rendering services under such Agreement, or (b) arising out of the purchase, retention or surrender of a Contract; provided, that the Depositor will not indemnify the Distributor for any such liability that results from the latter's willful misfeasance, bad faith or gross negligence, or from the reckless disregard by the latter of its duties and obligations under the Underwriting Agreement.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the forgoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                       C

ITEM 29.  PRINCIPAL UNDERWRITER
-------------------------------

     Lincoln Benefit Financial Services, Inc. serves as distributor for the Registrant. The following are the directors and officers of Lincoln Benefit Financial Services, Inc. Their principal business address is 206 South 13th Street, Lincoln, Nebraska 68508.

     NAME                           POSITION WITH DISTRIBUTOR
     ----                           -------------------------

     Fred H. Jonske                 Director and Chairman
     Janet P. Anderbery             Vice President & Controller
     David A. Behrens               Vice President
     Douglas F. Gaer                Director
     William F. Krueger             Director and Vice President
     John J. Morris                 Director, Vice President and Secretary
     Robert E. Rich                 Director
     Carol S. Watson                Director, Vice President-Compliance
                                    and General Counsel
     B. Eugene Wraith               Director and President

     The following commissions and other compensation were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:

                                           NET
                                       UNDERWRITING
                                        DISCOUNTS     COMPENSATION
         Name of                           AND             ON         BROKERAGE
   Principal Underwriter               COMMISSIONS     Redemption     COMMISSIONS      COMPENSATION
 -------------------------            -------------  --------------  ------------    --------------
 Lincoln Benefit Financial
   Services, Inc.                                                     $4,596,381

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS
------------------------------------------

     The Depositor, Lincoln Benefit Life Company, is located at 206 South 13th South 13th Street, Lincoln, Nebraska 68508.

     The Distributor, Lincoln Benefit Financial Services, Inc., is located at 134 South 13th Street, Lincoln, Nebraska 68508.

     Each company maintains those accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act and the rules promulgated thereunder.


ITEM 31.  MANAGEMENT SERVICES
-----------------------------

     None.

                                       D

ITEM 32.  UNDERTAKINGS
----------------------

     Registrant undertakes (1) to file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted; (2) to include either (A) as part of any application to purchase a Contract offered by the prospectus forming part of this Registration Statement, a space that an applicant can check to request a Statement of Additional Information, or (B) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information, and (3) to deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request.

REPRESENTATIONS
---------------

     The Company hereby represents that it is relying upon a No Action Letter issued to the American Council of Life Insurance dated November 28, 1988 (Commission ref. IP-6-88) and that the following provisions have been complied with:

     1. Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in each registration statement, including the prospectus, used in connection with the offer of the contract;

     2. Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in any sales literature used in connection with the offer of the contract;

     3. Instruct sales representatives who solicit participants to purchase the contract specifically to bring the redemption restrictions imposed by Section 403(b)(11) to the attention of the potential participants;

     4. Obtain from each plan participant who purchases a Section 403(b) annuity contract, prior to or at the time of such purchase, a signed statement acknowledging the participant's understanding of (a) the restrictions on redemption imposed by Section 403(b)(11), and (2) other investment alternatives available under the employer's Section 403(b) arrangement to which the participant may elect to transfer his contract value.

                                       E

               SIGNATURES


     As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf, in the City of Lincoln, and the State of Nebraska, on this 28th day of February, 1996.

                                         LINCOLN BENEFIT LIFE VARIABLE
                                               ANNUITY ACCOUNT
                                                (Registrant)

                                    By:  LINCOLN BENEFIT LIFE COMPANY
                                                (Depositor)


                                    By:    /s/ Fred H. Jonske
                                         -------------------------------
                                         Fred H. Jonske, President and
                                         Chief Operating Officer


     As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

     SIGNATURE                    TITLE                         DATE
     ---------                    -----                         ----

 /s/ Fred H. Jonske       President, Chief Operating      February 28, 1996
-----------------------   Officer and Director            -----------------
Fred H. Jonske            (Principal Executive Officer)


 /s/ Robert E. Rich       Senior Vice President           February 28, 1996
-----------------------   Chief Actuary, Treasurer        -----------------
Robert E. Rich            and Director
                          (Principal Financial Officer)


 /s/ Janet P. Anderbery   Vice President and              February 28, 1996
-----------------------   Controller (Principal           -----------------
Janet P. Anderbery        Accounting Officer)


-----------------------   Director
Peter H. Heckman                                          -----------------


 /s/ William F. Krueger   Director                        February 28, 1996
-----------------------                                   -----------------
William F. Krueger

     SIGNATURE                    TITLE                         DATE
     ---------                    -----                         ----


-----------------------   Director                      -----------------
Louis G. Lower, II


 /s/ John J. Morris       Director                      February 28, 1996
-----------------------                                 -----------------
John J. Morris

-----------------------   Director                      -----------------
Lawrence Pollock


 /s/ Douglas F. Gaer      Director                      February 28, 1996
-----------------------                                 -----------------
Douglas F. Gaer


-----------------------   Director                      -----------------
Theodore A. Schnell


 /s/ Stephen W. Sutton    Director                      February 28, 1996
-----------------------                                 -----------------
Stephen W. Sutton

-----------------------   Director                      -----------------
Michael J. Velotta


 /s/ Carol S. Watson      Director                      February 28, 1996
-----------------------                                 -----------------
Carol S. Watson


 /s/ B. Eugene Wraith     Director                      February 28, 1996
-----------------------                                 -----------------
B. Eugene Wraith

                               INDEX TO EXHIBITS

                                      FOR

                      REGISTRATION STATEMENT ON FORM N-4

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT


EXHIBIT NO.                                                  SEQUENTIAL PAGE NO.
-----------                                                  -------------------


(13)      Performance Computations